UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21328

SMA Relationship Trust

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
One North Wacker Drive
Chicago, IL 60606-2807
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

Annual Report

SMA Relationship Trust Series A Series M Series T Annual Report December 31, 2010

Table of contents

SMA Relationship Trust—Series A
Letter to shareholders	1
Performance at a glance	6
Industry diversification	9
Portfolio of investments	11

SMA Relationship Trust—Series M
Letter to shareholders	29
Performance at a glance	34
Summary of municipal securities by state	36
Portfolio of investments	37

SMA Relationship Trust—Series T
Letter to shareholders	43
Performance at a glance	48
Industry diversification	51
Portfolio of investments	53

Explanation of expense disclosure	67

Statement of assets and liabilities	69

Statement of operations	71

Statement of changes in net assets	72

Financial highlights
SMA Relationship Trust—Series A	75
SMA Relationship Trust—Series M	76
SMA Relationship Trust—Series T	77

Notes to financial statements	78

Report of independent registered public accounting firm	96

General information	97

Supplemental information	98

SMA Relationship Trust—Series A

February 15, 2011

Dear shareholder,
We present you with the annual report for Series A (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2010.

Performance
Over the 12-month reporting period, the Fund declined 0.37%, compared with the 3.61% return of the BofA Merrill Lynch US Treasury 1-5 Year Index, a return of 11.76% for the MSCI World Free Index (net), and the 1.50% increase in the US Consumer Price Index (CPI). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions and the redemption of Fund shares, while the Index returns do not reflect fees and expenses. For more on the Fund’s performance, see “Performance at a glance” on page 6.)
SMA Relationship Trust—Series A

Investment goal:
To maximize total return, consisting of capital appreciation and current income

Portfolio managers:
Curt Custard, Andreas Koester,
Jonathan Davies and Phillip Torres
UBS Global Asset
Management (Americas) Inc.

Commencement:
April 2, 2008

Dividend payments:
Annually

An interview with the Portfolio Managers
Q.	How would you describe the economic environment during the reporting period?
A.	The overall US economy expanded during the reporting period. However, there continued to be several areas of weakness, most notably unemployment that remained above 9%, which held back a more robust expansion.

Looking back over the year, gross domestic product (“GDP”) growth came in at 3.7% during the first quarter, followed by 1.7% and 2.6%, respectively, during the second and third quarters of the year.[1] The Commerce Department’s initial estimate for GDP growth in the fourth quarter is 3.2%—making it the sixth consecutive quarter of US economic expansion.

[1]	GDP is the market value of all final goods and services produced within a country in a given period of time.

1

SMA Relationship Trust—Series A

Despite the economy’s ongoing growth, The Federal Reserve (the “Fed”) remained concerned about continued elevated unemployment and the potential for deflation. As a result, the Fed maintained its highly accommodative monetary policy, keeping the federal funds rate within a range of 0.00% to 0.25%. At its meeting in September 2010, the Fed stated that “the Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery and to return inflation, over time, to levels consistent with its mandate.”

Given this pronouncement, it was no surprise when the Fed took additional action in November 2010, in an attempt to stimulate the economy. Saying that “the pace of recovery in output and employment continues to be slow,” the Fed launched another round of quantitative easing that calls for purchasing an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

Q.	Which positions had a positive impact on performance during the reporting period?
A.	Overall, the Fund’s currency exposures were the largest positive contributors to performance. When the reporting period began, the Fund had a short position in the euro, as we felt it was overvalued versus the US dollar. This was beneficial for results in the first half of the year, as the European sovereign debt crisis negatively impacted the euro, and it declined more than 20% versus the US dollar in 2010.

Having a long equity exposure was rewarded during the reporting period, as the global equity markets in general outperformed their fixed income counterparts in 2010. However, somewhat paring the Fund’s equity exposure in May and June was not rewarded. Equities rallied sharply in the fourth quarter given better-than-expected corporate profits and expectations for improving economic growth in 2011.

Q.	Which positions hindered performance during the period?
A.	The Fund’s short exposure to US Treasuries and Japanese government bonds during the first half of the reporting period detracted from performance. During that time, sovereign yields declined given concerns for a double-dip recession (price is inversely related to yield). Additionally, as it relates to fixed income, duration was a modest detractor from results. While duration was

2

SMA Relationship Trust—Series A

tactically adjusted during the reporting period, having a short duration was not beneficial as yields declined during the 12-month period. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

In US equities, stock selection decisions were a drag on results during the period. Industry allocation was also slightly negative for performance. There was a relatively high correlation among US stocks in 2010. This, in turn, made it difficult to add value through individual security selection.

Finally, underweights to the Australian dollar and the New Zealand dollar detracted from results. These commodity-producing countries saw their currencies appreciate during the reporting period as commodity prices moved higher given strong demand from emerging market countries.

Q.	How did the use of derivatives impact the Fund during the reporting period?
A.	The Fund used derivatives for risk management purposes and as part of our investment strategies to enhance return across markets, currencies and securities. Performance across market allocation was negatively impacted by the use of derivatives, while currency was positively impacted. The impact of the use of derivatives was within our expectations for the reporting period.

Q.	How is the Fund allocated at the end of the reporting period?
A.	Within global equities, the Fund currently favors more developed countries, such as the US and core Europe—in particular Germany. We believe economic growth in these countries will benefit their equity markets. In contrast, we feel that robust economic growth is already factored into the valuations of many developing country equity markets. We are short the European Union periphery countries, such as Spain, given the ongoing sovereign debt crisis.

Within fixed income, the Fund maintains its long exposure to the investment grade credit markets through credit-default swaps. We believe that the combination of healthier balance sheets, strong corporate profits, low default rates and generally robust investor demand will continue to benefit credit.

Our currency exposure favors long positions in the Asia ex-Japan region given their strong economic growth. Examples of long positions include the

3

SMA Relationship Trust—Series A

Singapore dollar, Korean won, Taiwan dollar and Malaysian ringgit. We are short the euro versus certain other European currencies, such as the Swedish krona, Turkish lira and Polish zloty, where we expect to see more appreciation potential. Elsewhere, the Fund is short the Australian dollar, Canadian dollar and New Zealand dollar, as we find them to be overvalued.

Q.	What is your outlook for the economy?
A.	We expect that the US economy, which has surprised investors with its resiliency in 2010, will also surprise positively in 2011. We believe two forces will likely shape the macro picture in 2011. First, the global industrial cycle is reaccelerating after a brief dip, and this cyclical upswing will likely be an important driver for the financial markets. Second, the recovery is on the threshold of moving from the rebound to the expansion phase, as suggested by recent movements of global risk appetite. In addition, easy monetary policy could further support the solid foundation for broader and more sustainable growth. Overall, we feel that equities in developed countries remain attractive, which is supported by our valuation work, combined with our market behavior analysis.

4

SMA Relationship Trust—Series A

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver	Andreas J. Koester
President	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Managing Director	Managing Director
UBS Global Asset Management	UBS Global Asset Management
(Americas) Inc.

Curt Custard	Jonathan Davies
Portfolio Manager	Portfolio Manager
SMA Relationship Trust—Series A	SMA Relationship Trust—Series A
Managing Director	Executive Director
UBS Global Asset Management	UBS Global Asset Management

Phillip Torres
Portfolio Manager
SMA Relationship Trust—Series A
Executive Director
UBS Global Asset Management

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program..

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

5

SMA Relationship Trust—Series A

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/2010

	1 year	Since inception[1]

SMA Relationship Trust—Series A	(0.37)%	(1.21)%

BofA Merrill Lynch US Treasury 1-5 Year Index[2]	3.61%	3.15%

MSCI World Free Index (net)[3]	11.76%	(1.96)%

US Consumer Price Index (CPI)[4]	1.50%	0.95%

[1]	Since inception returns are calculated as of the performance inception date, April 2, 2008, of SMA Relationship Trust—Series A. Inception date of the indices, for the purpose of this illustration, is March 31, 2008, which is the nearest month-end to the inception date of the Fund.

[2]	The BofA Merrill Lynch US Treasury 1-5 Year Index is an unmanaged index designed to track US Treasury securities with maturities between 1 and 5 years. Investors should note that indices do not reflect the deduction of fees and expenses.

[3]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2010, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

[4]	The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

6

SMA Relationship Trust—Series A

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

 The following graph depicts the performance of SMA Relationship Trust—Series A versus the BofA Merrill Lynch US Treasury 1-5 Year Index, the MSCI World Free Index (net) and the US Consumer Price Index (CPI) from April 2, 2008, which is the fund inception date, through December 31, 2010. Inception date of the indices, for the purpose of this illustration, is March 31, 2008, which is the nearest month-end to the inception date of the Fund.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

7

SMA Relationship Trust—Series A

Top ten equity holdings (unaudited)[1]
As a percentage of net assets
As of December 31, 2010

Nestle SA	1.3%

Henkel AG & Co KGaA, Preference shares	1.2

Vodafone Group PLC	1.2

Sage Group PLC	1.1

Assa Abloy AB, Class B	1.0

Unilever PLC	1.0

Givaudan SA	0.9

ENI SpA	0.8

HSBC Holdings PLC	0.7

Deutsche Post AG	0.6

Total	9.8%

Country exposure, top five (unaudited)[1]
As a percentage of net assets
As of December 31, 2010

United Kingdom	11.4%

United States	9.7

Switzerland	4.5

Germany	3.1

Japan	2.2

Total	30.9%

[1]	Figures represent the direct investments of SMA Relationship Trust—Series A. Figures could be different if a breakdown of the underlying investment companies was included.

8

SMA Relationship Trust—Series A

Industry diversification (unaudited)[1]
As a percentage of net assets
As of December 31, 2010

Common stocks
Aerospace & defense	0.29%

Air freight & logistics	1.24

Airlines	0.05

Auto components	0.02

Automobiles	0.30

Beverages	1.34

Biotechnology	0.24

Building products	0.99

Capital markets	0.78

Chemicals	1.53

Commercial banks	3.74

Commercial services & supplies	0.15

Communications equipment	0.07

Computers & peripherals	0.71

Construction & engineering	0.07

Construction materials	0.58

Diversified consumer services	0.16

Diversified financial services	0.90

Diversified telecommunication services	0.62

Electric utilities	0.72

Electrical equipment	0.32

Electronic equipment, instruments & components	0.38

Energy equipment & services	0.43

Food & staples retailing	0.99

Food products	2.53

Gas utilities	0.02

Health care equipment & supplies	0.56

Health care providers & services	0.05

Hotels, restaurants & leisure	0.59

Household durables	0.23

Household products	0.56

Industrial conglomerates	0.45

Insurance	1.91

Internet & catalog retail	0.22

9

SMA Relationship Trust—Series A

Industry diversification (unaudited)[1]
As a percentage of net assets
As of December 31, 2010

Common stocks (concluded)
Internet software & services	0.08%

IT services	0.40

Leisure equipment & products	0.05

Machinery	0.52

Marine	0.04

Media	1.76

Metals & mining	0.86

Office electronics	0.04

Oil, gas & consumable fuels	2.48

Paper & forest products	0.08

Personal products	0.31

Pharmaceuticals	2.66

Professional services	0.18

Real estate management & development	0.47

Road & rail	0.90

Semiconductors & semiconductor equipment	0.40

Software	1.91

Specialty retail	0.51

Tobacco	0.45

Trading companies & distributors	0.76

Wireless telecommunication services	1.24

Total common stocks	39.84

Preferred stocks	1.23

Options purchased	0.42

Investment companies
UBS U.S. Equity Alpha Relationship Fund	22.02

UBS U.S. Large Cap Growth Equity Relationship Fund	26.90

Total investment companies	48.92

Short-term investment	3.17

Total investments	93.58

Cash and other assets, less liabilities	6.42

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of SMA Relationship Trust—Series A. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

10

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

Security description	Shares	Value

Common stocks—39.84%

Australia—0.55%
Brambles Ltd.	6,846	$49,855

Commonwealth Bank of Australia	258	13,397

National Australia Bank Ltd.	1,400	33,936

Qantas Airways Ltd.*	6,389	16,598

QBE Insurance Group Ltd.	3,534	65,605

		179,391

Austria —0.15%
BWIN Interactive Entertainment AG	802	31,605

Telekom Austria AG	687	9,658

Vienna Insurance Group	149	7,744

		49,007

Canada —0.89%
Canadian Pacific Railway Ltd.	200	12,998

Cenovus Energy, Inc.	400	13,388

Goldcorp, Inc.	200	9,229

Open Text Corp.*	600	27,636

Shoppers Drug Mart Corp.	500	19,878

Suncor Energy, Inc.	400	15,400

TMX Group, Inc.	300	11,152

Toronto-Dominion Bank	2,000	149,351

TransCanada Corp.	900	34,387

		293,419

China—0.40%
Cheung Kong Infrastructure Holdings Ltd.	2,000	9,160

CLP Holdings Ltd.	3,500	28,413

Esprit Holdings Ltd.	5,208	24,791

Hang Seng Bank Ltd.	400	6,577

New World Development Ltd.	33,000	61,986

		130,927

Denmark—0.35%
Jyske Bank A/S*	2,489	115,569

11

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

Security description	Shares	Value

Common stocks—(continued)

Finland—0.35%
Sampo Oyj, Class A	3,252	$87,130

Stora Enso Oyj, Class R	1,053	10,814

UPM-Kymmene Oyj	944	16,677

		114,621

France—1.09%
AXA SA	375	6,239

BNP Paribas	137	8,716

Carrefour SA	1,647	67,897

France Telecom SA	1,428	29,759

Remy Cointreau SA	398	28,161

Sanofi-Aventis SA	1,329	84,979

Schneider Electric SA	469	70,193

Societe Generale	666	35,795

Thales SA	400	13,997

Total SA	237	12,557

		358,293

Germany—1.91%
Allianz SE	556	66,073

BASF SE	377	30,076

Daimler AG*	473	32,065

Deutsche Bank AG	129	6,740

Deutsche Post AG	11,404	193,537

E. ON AG	529	16,213

HeidelbergCement AG	510	31,963

Linde AG	149	22,609

Metro AG	417	30,024

Muenchener Rueckversicherungs-Gesellschaft AG	456	69,131

SAP AG	1,313	66,849

Siemens AG	107	13,255

Sky Deutschland AG*	10,033	22,712

ThyssenKrupp AG	300	12,421

Volkswagen AG	95	13,444

		627,112

12

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

Security description	Shares	Value

Common stocks—(continued)

Greece—0.04%
Hellenic Telecommunications Organization SA	1,581	$12,951

Guernsey—0.02%
Resolution Ltd.	1,588	5,796

Ireland—0.85%
Accenture PLC, Class A	600	29,094

Covidien PLC	400	18,264

CRH PLC	4,979	103,128

Experian PLC	3,237	40,274

James Hardie Industries SE CDI*	8,018	55,601

Kerry Group plc, Class A	323	10,778

Seagate Technology PLC*	1,500	22,545

		279,684

Italy—1.07%
Azimut Holding SpA	1,079	9,776

ENI SpA	12,202	266,432

Finmeccanica SpA	4,454	50,621

UniCredit SpA	11,590	23,975

		350,804

Japan—2.19%
Bridgestone Corp.	400	7,730

Central Japan Railway Co.	4	33,502

Daito Trust Construction Co., Ltd.	600	41,089

Elpida Memory, Inc.*	800	9,311

FamilyMart Co., Ltd.	700	26,383

Fujitsu Ltd.	3,000	20,877

Honda Motor Co., Ltd.	1,300	51,478

ITOCHU Corp.	4,000	40,498

JFE Holdings, Inc.	600	20,899

JGC Corp.	1,000	21,764

JX Holdings, Inc.	1,800	12,216

KDDI Corp.	2	11,553

Kobe Steel Ltd.	8,000	20,298

Komatsu Ltd.	800	24,210

Lawson, Inc.	200	9,890

13

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

Security description	Shares	Value

Common stocks—(continued)

Japan—(concluded)
Marubeni Corp.	3,000	$21,099

Mitsubishi UFJ Financial Group, Inc.	3,700	20,006

Mitsui OSK Lines Ltd.	2,000	13,647

Mizuho Securities Co., Ltd.	3,000	8,609

Nintendo Co., Ltd.	100	29,351

Nippon Electric Glass Co., Ltd.	2,000	28,871

Nippon Telegraph & Telephone Corp.	200	9,053

NKSJ Holdings, Inc.*	1,000	7,365

NTT DoCoMo, Inc.	7	12,226

Ono Pharmaceutical Co., Ltd.	800	37,344

Resona Holdings, Inc.	1,400	8,398

Ricoh Co., Ltd.	1,000	14,657

Sankyo Co., Ltd.	300	16,942

Sumitomo Corp.	1,600	22,643

Sumitomo Metal Industries Ltd.	8,000	19,707

Tokyo Steel Manufacturing Co., Ltd.	1,300	14,186

Tokyo Tatemono Co., Ltd.	7,000	32,418

Toyo Suisan Kaisha Ltd.	1,000	22,256

Yamada Denki Co., Ltd.	430	29,341

		719,817

Luxembourg—0.14%
ArcelorMittal	1,208	45,812

Netherlands—1.98%
Akzo Nobel NV	140	8,696

ASML Holding NV	572	22,090

Heineken NV	3,338	163,658

Hunter Douglas NV	866	45,792

ING Groep NV CVA*	13,774	133,997

Koninklijke Philips Electronics NV	1,032	31,608

Ordina NV*	4,834	23,759

Reed Elsevier NV	900	11,133

Royal Dutch Shell PLC, Class A	23	767

Royal Dutch Shell PLC, Class B	1,955	64,466

TNT NV	5,055	133,411

14

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

Security description	Shares	Value

Common stocks—(continued)

Netherlands—(concluded)
Wolters Kluwer NV	536	$11,747

		651,124

Norway—0.26%
Petroleum Geo-Services ASA*	2,147	33,428

Storebrand ASA*	1,000	7,481

Telenor ASA	2,682	43,573

		84,482

Portugal—0.04%
Portugal Telecom SGPS SA	1,320	14,782

Singapore—0.18%
CapitaLand Ltd.	6,000	17,345

DBS Group Holdings Ltd.	1,000	11,158

Oversea-Chinese Banking Corp. Ltd.	2,000	15,397

United Overseas Bank Ltd.	1,000	14,182

		58,082

Spain—0.34%
Acciona SA	227	16,077

Banco Santander SA	7,281	77,136

Enagas	330	6,577

Indra Sistemas SA	800	13,668

		113,458

Sweden—1.56%
Assa Abloy AB, Class B	11,528	324,810

Nordea Bank AB	9,688	105,369

Swedish Match AB	2,863	82,881

		513,060

Switzerland—4.45%
ABB Ltd.*	1,689	37,628

Adecco SA	288	18,866

Aryzta AG*	877	40,473

Credit Suisse Group AG	3,446	138,835

Givaudan SA	264	284,894

Nestle SA	7,402	433,433

Nobel Biocare Holding AG	3,644	68,710

15

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010
Security description	Shares	Value

Common stocks—(continued)

Switzerland—(concluded)
Novartis AG	3,196	$187,829

Roche Holding AG	718	109,658

Roche Holding AG (NPV)	959	140,517

		1,460,843

United Kingdom—11.37%
Admiral Group PLC	294	6,944

Amlin PLC	3,063	19,527

Anglo American PLC	1,204	62,612

BAE Systems PLC	5,660	29,121

Barclays PLC	40,134	163,722

BP PLC	13,950	101,255

British Sky Broadcasting Group PLC	6,184	70,961

Diageo PLC	8,928	164,948

Ensco International PLC ADR	800	42,704

Firstgroup PLC	15,518	96,365

GlaxoSmithKline PLC	6,119	118,298

Halma PLC	15,987	89,482

Hiscox Ltd.	5,882	34,977

Home Retail Group PLC	3,109	9,137

HSBC Holdings PLC	21,372	216,954

Imperial Tobacco Group PLC	913	28,014

Jardine Lloyd Thompson Group PLC	6,865	67,323

Kingfisher PLC	18,216	74,807

Lloyds Banking Group PLC*	41,654	42,667

Pearson PLC	8,376	131,635

Prudential PLC	4,104	42,742

Reckitt Benckiser Group PLC	3,328	182,901

Reed Elsevier PLC	17,363	146,588

Rio Tinto PLC	562	39,311

Sage Group PLC	86,540	368,884

Scottish & Southern Energy PLC	1,225	23,396

Sportingbet PLC	51,215	49,267

Stagecoach Group PLC	46,779	154,764

Standard Chartered PLC	1,175	31,610

16

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

Security description	Shares	Value

Common stocks—(continued)

United Kingdom—(concluded)
Tesco PLC	14,901	$98,737

Tullow Oil PLC	2,453	48,227

Unilever PLC	10,595	324,261

Vedanta Resources PLC	306	12,008

Vodafone Group PLC	147,261	380,668

William Hill PLC	25,422	67,658

Wolseley PLC*	5,277	168,332

Xstrata PLC	1,063	24,951

		3,735,758

United States—9.66%
ACE Ltd.	900	56,025

Aeropostale, Inc.*	500	12,320

Aflac, Inc.	800	45,144

Air Products & Chemicals, Inc.	200	18,190

Alexion Pharmaceuticals, Inc.*	300	24,165

Allergan, Inc.	1,100	75,537

Amazon.com, Inc.*	340	61,200

American Electric Power Co., Inc.	1,300	46,774

Amgen, Inc.*	1,000	54,900

Apollo Group, Inc., Class A*	1,300	51,337

Apple, Inc.*	430	138,701

AT&T, Inc.	2,900	85,202

Autodesk, Inc.*	1,100	42,020

Avon Products, Inc.	3,500	101,710

Baker Hughes, Inc.	200	11,434

Bank of America Corp.	2,700	36,018

Bank of New York Mellon Corp.	1,900	57,380

Becton Dickinson & Co.	100	8,452

Broadcom Corp., Class A	300	13,065

CareFusion Corp.*	1,000	25,700

Carnival Corp.	1,000	46,110

Comcast Corp., Class A	3,400	74,698

Dolby Laboratories, Inc., Class A*	100	6,670

Dow Chemical Co.	800	27,312

17

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

Security description	Shares	Value

Common stocks—(continued)

United States—(continued)
EOG Resources, Inc.	200	$18,282

Exelon Corp.	1,400	58,296

Exxon Mobil Corp.	1,100	80,432

FedEx Corp.	800	74,408

Fidelity National Information Services, Inc.	1,200	32,868

FirstEnergy Corp.	1,000	37,020

Fortune Brands, Inc.	500	30,125

GameStop Corp., Class A*	500	11,440

General Electric Co.	5,500	100,595

Hewlett-Packard Co.	1,700	71,570

Home Depot, Inc.	500	17,530

Illinois Tool Works, Inc.	2,200	117,480

Intel Corp.	600	12,618

International Business Machines Corp.	100	14,676

Interpublic Group of Cos., Inc.*	1,500	15,930

Johnson & Johnson	500	30,925

JPMorgan Chase & Co.	2,700	114,534

Kroger Co.	1,400	31,304

Marvell Technology Group Ltd.*	600	11,130

Medco Health Solutions, Inc.*	200	12,254

Medtronic, Inc.	1,600	59,344

Merck & Co., Inc.	1,200	43,248

Microsoft Corp.	2,800	78,176

Monsanto Co.	1,000	69,640

Morgan Stanley	1,000	27,210

National Semiconductor Corp.	3,000	41,280

Noble Corp.	1,600	57,232

Omnicom Group, Inc.	1,100	50,380

PACCAR, Inc.	500	28,710

PepsiCo, Inc.	1,300	84,929

Pfizer, Inc.	2,900	50,779

Philip Morris International, Inc.	700	40,971

Praxair, Inc.	400	38,188

Principal Financial Group, Inc.	900	29,304

QUALCOMM, Inc.	500	24,745

18

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

Security description	Shares	Value

Common stocks—(concluded)

United States—(concluded)
State Street Corp.	200	$9,268

Sunoco, Inc.	700	28,217

Symantec Corp.*	2,500	41,850

Texas Instruments, Inc.	600	19,500

Time Warner, Inc.	300	9,651

Ultra Petroleum Corp.*	2,400	114,648

United Parcel Service, Inc., Class B	100	7,258

UnitedHealth Group, Inc.	100	3,611

US Bancorp	2,300	62,031

Viacom, Inc., Class B	800	31,688

Wal-Mart Stores, Inc.	800	43,144

Wells Fargo & Co.	2,100	65,079

		3,173,562

Total common stocks (cost—$12,079,848)		13,088,353

Preferred stocks—1.23%

Germany—1.23%
Henkel AG & Co KGaA, Preference shares	6,194	385,172

Volkswagen AG, Preference Shares	112	18,170

		403,342

Total preferred stocks (cost—$309,414)		403,342

	Number of
	contracts

Options purchased—0.42%

Call Options—0.38%
S&P 500 Index, strike @ USD 1,175, expires March 2011*	13	124,540

	Face amount
	covered by
	contracts

Put Options—0.00%[1]
Foreign Exchange Option, Buy AUD/USD, strike @ USD 0.910, expires January 2011*	AUD	683,000	427

Foreign Exchange Option, Buy AUD/USD, strike @ USD 0.935, expires January 2011*		655,000	514

			941

19

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

		Notional
Security description		amount	Value

Options purchased—(concluded)

Options purchased on interest rate swaps—0.04%
Expiring 04/15/11. If option exercised the Fund pays monthly floating 28 day MEXIBOR and receives monthly 4.860%. Underlying interest rate swap terminating 04/15/13. European style. Counterparty: Deutsche Bank AG*	MXN	95,250,000	$1,083

Expiring 04/18/11. If option exercised the Fund pays monthly floating 28 day MEXIBOR and receives monthly 4.870%. Underlying interest rate swap terminating 04/16/13. European style. Counterparty: Deutsche Bank AG*		95,250,000	1,242

Expiring 04/29/11. If option exercised the Fund pays monthly floating 28 day MEXIBOR and receives monthly 4.920%. Underlying interest rate swap terminating 04/29/13. European style. Counterparty: Deutsche Bank AG*		101,600,000	3,944

Expiring 05/05/11. If option exercised the Fund pays monthly floating 28 day MEXIBOR and receives monthly 5.160%. Underlying interest rate swap terminating 05/03/13. European style. Counterparty: Deutsche Bank AG*		95,250,000	6,439

			12,708

Total options purchased (cost $155,434)			138,189

		Shares

Investment companies—48.92%

UBS U.S. Equity Alpha Relationship Fund*[2]		639,129	7,231,105

UBS U.S. Large Cap Growth Equity Relationship Fund*[2]		658,673	8,836,817

Total investment companies (cost—$14,268,540)			16,067,922

Short-term investment—3.17%

Investment company—3.17%
JPMorgan Liquid Assets Money Market Fund (cost—$1,040,358)		1,040,358	1,040,358

Total investments—93.58% (cost—$27,853,594)			30,738,164

Cash and other assets, less liabilities—6.42%			2,108,402

Net assets—100.00%			$32,846,566

20

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, was $28,630,925; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$2,840,344

Gross unrealized depreciation	(733,105)

Net unrealized appreciation of investments	$2,107,239

*	Non-income producing security.
[1]	Amount represents less than 0.005%.
[2]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.
					Change in		Income
					net unrealized		earned
					appreciation/		from
		Purchases	Sales	Net realized	(depreciation)		affiliate
		during the	during the	loss during the	during the		for the
Security	Value	year ended	year ended	year ended	year ended	Value	year ended
description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10

UBS U.S. Equity Alpha Relationship Fund	$6,164,766	$1,950,000	$1,500,000	$(316,535)	$932,874	$7,231,105	$—

UBS U.S. Large Cap Growth Equity Relationship Fund	5,445,009	2,100,000	—	—	1,291,808	8,836,817	—

	$11,609,775	$4,050,000	$1,500,000	$(316,535)	$2,224,682	$16,067,922	$—

ADR	American depositary receipt
CDI	Chess depositary interest
CVA	Dutch certification - depository certificate
MEXIBOR	Mexico Interbank Offered Rate
NPV	No Par Value
Preference	A special type of equity investment that shares in the earnings of the company, has
shares	limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

Currency type abbreviations:
AUD	Australian Dollar
USD	United States Dollar

21

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

Forward foreign currency contracts
SMA Relationship Trust—Series A had the following open forward foreign currency contracts as of December 31, 2010:

						Unrealized
		Contracts	In		Maturity	appreciation/
Counterparty		to deliver	exchange for		date	(depreciation)

Goldman Sachs International	TRY	782,915	USD	500,000	03/03/11	$(3,571)

JPMorgan Chase Bank	AUD	3,125,000	USD	2,978,344	03/03/11	(194,595)

JPMorgan Chase Bank	CAD	2,115,000	USD	2,067,469	03/03/11	(57,191)

JPMorgan Chase Bank	CHF	1,300,000	USD	1,298,831	03/03/11	(92,406)

JPMorgan Chase Bank	EUR	445,000	USD	581,999	03/03/11	(12,571)

JPMorgan Chase Bank	GBP	2,505,000	USD	3,924,681	03/03/11	20,822

JPMorgan Chase Bank	NZD	5,225,000	USD	3,891,078	03/03/11	(161,537)

JPMorgan Chase Bank	USD	164,439	AUD	165,000	03/03/11	3,092

JPMorgan Chase Bank	USD	170,578	EUR	130,000	03/03/11	3,116

JPMorgan Chase Bank	USD	680,679	JPY	56,900,000	03/03/11	20,573

JPMorgan Chase Bank	USD	2,907,208	KRW	3,368,000,000	03/03/11	51,584

JPMorgan Chase Bank	USD	3,234,482	MXN	40,800,000	03/03/11	55,289

JPMorgan Chase Bank	USD	791,337	MYR	2,503,000	03/03/11	17,369

JPMorgan Chase Bank	USD	1,345,138	PLN	4,125,000	03/03/11	43,172

JPMorgan Chase Bank	USD	1,429,342	SEK	10,070,000	03/03/11	64,908

JPMorgan Chase Bank	USD	1,806,271	SGD	2,385,000	03/03/11	52,147

JPMorgan Chase Bank	USD	1,449,563	TRY	2,190,000	03/03/11	(40,954)

JPMorgan Chase Bank	USD	1,921,932	TWD	58,100,000	03/03/11	73,409

Morgan Stanley & Co. Inc.	EUR	6,640,000	USD	8,767,542	03/03/11	(104,250)

Net unrealized depreciation on forward foreign currency contracts						$(261,594)

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar

22

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	United States Dollar

Futures contracts
SMA Relationship Trust—Series A had the following open futures contracts as of December 31, 2010:

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

Index futures buy contracts:
Amsterdam Exchange Index, 3 contracts (EUR)	January 2011	$282,482	$284,472	$1,990

CAC 40 Euro Index, 12 contracts (EUR)	January 2011	623,556	610,876	(12,680)

DAX Index, 22 contracts (EUR)	March 2011	5,142,823	5,091,103	(51,720)

NIKKEI 225 Index, 6 contracts (JPY)	March 2011	749,781	754,526	4,745

SPI 200 Index, 3 contracts (AUD)	March 2011	365,758	362,838	(2,920)

Index futures sell contracts:
Dow Jones EURO STOXX 50 Index, 34 contracts (EUR)	March 2011	(1,294,041)	(1,269,432)	24,609

FTSE 100 Index, 14 contracts (GBP)	March 2011	(1,272,241)	(1,286,289)	(14,048)

FTSE/MIB Index, 5 contracts (EUR)	March 2011	(692,686)	(674,999)	17,687

Hang Seng Stock Index, 2 contracts (HKD)	January 2011	(294,536)	(296,161)	(1,625)

IBEX 35 Index, 36 contracts (EUR)	January 2011	(4,748,067)	(4,710,137)	37,930

OMX Stockholm 30 Index, 14 contracts (SEK)	January 2011	(239,905)	(240,839)	(934)

S&P 500 Index, 215 contracts (USD)	March 2011	(13,297,450)	(13,469,750)	(172,300)

S&P Toronto Stock Exchange 60 Index, 1 contract (CAD)	March 2011	(151,792)	(154,299)	(2,507)

Interest rate futures buy contracts:
Euro-Bund,10 contracts (EUR)	March 2011	1,680,086	1,674,518	(5,568)

Net unrealized depreciation on futures contracts				$(177,341)

Currency type abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

23

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

Options written
SMA Relationship Trust—Series A had the following open options written as of December 31, 2010:

	Expiration	Premiums
	date	received	Value

Call options
Foreign Exchange Option, Sell AUD/USD, AUD 655,000 face amount covered by contracts, strike @ USD 1.022	January 2011	$8,215	$(5,897)

Foreign Exchange Option, Sell AUD/USD, AUD 683,000 face amount covered by contracts, strike @ USD 1.013	January 2011	8,363	(11,895)

Options written on interest rate swaps If option exercised the Fund pays monthly 5.360% and receives monthly floating 28 day MEXIBOR. Underlying interest rate swap terminating 04/15/13. European style. Counterparty: Deutsche Bank AG, Notional Amount MXN 92,250,000	April 2011	18,513	(63,390)

If option exercised the Fund pays monthly 5.370% and receives monthly floating 28 day MEXIBOR. Underlying interest rate swap terminating 04/16/13. European style. Counterparty: Deutsche Bank AG, Notional Amount MXN 92,250,000	April 2011	20,832	(63,142)

If option exercised the Fund pays monthly 5.420% and receives monthly floating 28 day MEXIBOR. Underlying interest rate swap terminating 04/29/13. European style. Counterparty: Deutsche Bank AG, Notional Amount MXN 101,600,000	April 2011	19,319	(68,091)

If option exercised the Fund pays monthly 5.660% and receives monthly floating 28 day MEXIBOR. Underlying interest rate swap terminating 05/03/13. European style. Counterparty: Deutsche Bank AG, Notional Amount MXN 92,250,000	May 2011	23,225	(46,423)

If option exercised the Fund pays semi-annually 3.150% and receives quarterly floating 3 month USD LIBOR. Underlying interest rate swap terminating 03/23/21. European style. Counterparty: Deutsche Bank AG, Notional Amount USD 4,215,000	March 2011	63,436	(143,982)

Total options written		$161,903	$(402,820)

LIBOR	London Interbank Offered Rate
MEXIBOR	Mexico Interbank Offered Rate

Currency type abbreviations:
AUD	Australian Dollar
USD	United States Dollar

24

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

Amount of
premiums received

Swaptions and Foreign exchange options outstanding at December 31, 2009	$—

Swaptions and Foreign exchange options written	172,045

Swaptions and Foreign exchange options terminated in closing purchase transactions	—

Swaptions and Foreign exchange options expired prior to exercise	(10,142)

Swaptions and Foreign exchange options outstanding at December 31, 2010	$161,903

Swap agreements
SMA Relationship Trust—Series A had outstanding interest rate swap agreements with the following terms as of December 31, 2010:

						Upfront
				Payments	Payments	payments		Unrealized
	Notional		Termination	made by	received by	(made)/		appreciation/
Counterparty	amount		date	the Fund[1]	the Fund[1]	received	Value	(depreciation)

Deutsche Bank AG	USD	3,540,300	12/21/15	2.1750%	0.3038%[2]	$—	$(8,309)	$(8,309)

Deutsche Bank AG	USD	3,870,500	12/21/20	0.3038 [2]	3.4350	—	30,288	30,288

Deutsche Bank AG	USD	974,300	12/21/40	4.1444	0.3038 [2]	—	(7,563)	(7,563)

Goldman Sachs International	CHF	3,000,000	09/15/20	1.9525	0.2467 [3]	—	24,002	24,002

						$—	$38,418	$38,418

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 3 month LIBOR (USD BBA).
[3]	Rate based on 6 month LIBOR (CHF BBA).

BBA	British Banker’s Association
LIBOR	London Interbank Offered Rate

Currency type abbreviations:
CHF	Swiss Franc
USD	United States Dollar

25

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

SMA Relationship Trust—Series A had outstanding credit default swap agreements with the following terms as of December 31, 2010:

Credit default swaps on credit indices—sell protection1

Counterparty—Barclays Bank PLC:

				Payments
			Payments	received	Upfront		Unrealized
Notional		Termination	made by	by the	payments		appreciation/	Credit
amount		date	the Fund	Fund[2]	made	Value	(depreciation)	spread[3]

EUR	500,000	12/20/14	—[4]	1.0000%	$(9,935)	$2,584	$(7,351)	0.9065%

USD	1,000,000	12/20/14	—[5]	1.0000	(8,880)	12,245	3,365	0.6914

					$(18,815)	$14,829	$(3,986)

Counterparty—Deutsche Bank AG:

				Payments	Upfront
			Payments	received	payments		Unrealized
Notional		Termination	made by	by the	(made)/		appreciation/	Credit
amount		date	the Fund	Fund[2]	received	Value	(depreciation)	spread[3]

EUR	300,000	06/20/14	—[6]	1.8500%	$(6,599)	$13,390	$6,791	0.8687%

EUR	300,000	06/20/14	—[6]	1.8500	(13,774)	13,390	(384)	0.8687

EUR	900,000	06/20/14	—[6]	1.8500	(37,335)	40,170	2,835	0.8687

EUR	1,750,000	06/20/15	—[7]	1.0000	(6,873)	1,694	(5,179)	0.9905

USD	1,240,000	06/20/14	—[8]	1.0000	16,418	15,446	31,864	0.6439

USD	400,000	06/20/15	—[9]	5.0000	4,722	18,294	23,016	3.8934

USD	2,600,000	06/20/15	—[9]	5.0000	45,681	118,914	164,595	3.8934

					$2,240	$221,298	$223,538

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i)pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.

26

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 12 Index.
[5]	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 13 Index.
[6]	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 11 Index.
[7]	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Series 13 Index.
[8]	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.IG Series 12 Index.
[9]	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the Dow Jones CDX.NA.HY Series 14 Index.

Currency type abbreviations:
EUR	Euro
USD	United States Dollar

27

SMA Relationship Trust—Series A

Portfolio of investments—December 31, 2010

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

Measurements at 12/31/10

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$13,088,353	$—	$—	$13,088,353

Preferred stocks	403,342	—	—	403,342

Options purchased	124,540	13,649	—	138,189

Investment companies	—	16,067,922	—	16,067,922

Short-term investment	1,040,358	—	—	1,040,358

Other financial instruments[1]	(177,341)	(389,869)	—	(567,210)

Total	$14,479,252	$15,691,702	$—	$30,170,954

[1]	Other financial instruments include open futures contracts, swap agreements, options written and forward foreign currency contracts.

See accompanying notes to financial statements

28

SMA Relationship Trust—Series M

February 15, 2011

Dear shareholder,
We present you with the annual report for Series M (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2010.

Performance
Over the 12-month period, the Fund returned 1.52%, compared with the 2.37% return of its benchmark, the Barclays Capital Municipal Bond Index (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. For more on the Fund’s performance, see “Performance at a glance” on page 34.)	SMA Relationship
Trust—Series M

Investment goal:
Total return consisting of
capital appreciation and
current income exempt
from federal income tax

Portfolio managers:
Portfolio Management
Team, including
Elbridge T. Gerry
UBS Global Asset
Management (Americas) Inc.

Commencement:
October 8, 2003

Dividend payments:
Monthly

An interview with Lead Portfolio Manager Elbridge T. Gerry
Q.	How would you describe the economic environment during the reporting period?
A.	The overall US economy expanded during the reporting period. However, there continued to be several areas of weakness, most notably unemployment that remained above 9%, which held back a more robust expansion.

Despite the economy’s ongoing growth, The Federal Reserve (the “Fed”) remained concerned about continued elevated unemployment and the potential for deflation. As a result, the Fed maintained its highly accommodative monetary policy, keeping the federal funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) At its meeting in September 2010, the Fed stated that “the Committee will continue to monitor the economic outlook and financial developments, and is prepared to provide additional accommodation if needed to support

29

SMA Relationship Trust—Series M

the economic recovery and to return inflation, over time, to levels consistent with its mandate.”

Given this pronouncement, it was no surprise when the Fed took additional action in November 2010 in an attempt to stimulate the economy. Saying that “the pace of recovery in output and employment continues to be slow,” the Fed launched another round of quantitative easing (“QE2”) that calls for purchasing an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

Q.	How did the overall US bond and municipal markets perform during the reporting period?

A.	While there were periods of volatility, the spread sectors (non-Treasuries) in general produced strong results during the fiscal year. This was driven by signs that the economy appeared to be gaining enough momentum to avoid a double-dip recession. In addition, investor demand for the spread sectors was typically robust as investors looked to generate higher yields amid the low interest rate environment. Also supporting the spread sectors were better-than-expected corporate profits and indications from the Fed that it was prepared to take further actions to bolster the economy.

While short-and long-term Treasury yields moved lower during the year as a whole, they rose sharply in November and December. This was triggered by optimism for a strengthening economy in 2011, and expectations for higher inflation in the future. During the 12 months ended December 31, 2010, the overall US bond market, as measured by the Barclays Capital US Aggregate Index, returned 6.54%.

Due to a sharp sell-off in the fourth quarter, the municipal bond market generated only a modest gain in 2010, and lagged its taxable bond counterparts. All told, the Barclays Capital Municipal Bond Index returned 2.37% in 2010. As was the case in the Treasury market, tax-free bond yields moved higher in the wake of the Fed’s unveiling of plans for QE2.

Further exacerbating the municipal market was the uncertainty surrounding the extension, beyond 2010, of the Build America Bond (BAB) program, which provides a federal subsidy to state and local municipalities to lower their cost of borrowing. This led to a sharp increase in BABs issuance in the fourth quarter, which was not absorbed by investors. Another headwind for

30

SMA Relationship Trust—Series M

the tax-free bond market was concerns raised by headlines that questioned the safety of municipal bonds and the financial health of state and local governments.

Q.	How did you manage the Fund over the reporting period?
A.	During the fiscal year, we maintained a defensive posture given continued economic headwinds, including stubbornly high unemployment and ongoing weakness in the housing market. State and local municipalities also faced budgetary challenges given the lengthy recession. Against this backdrop, the Fund’s duration was shorter than that of its benchmark. While this was beneficial for relative performance when the municipal market sold off toward the end of the reporting period, overall this positioning detracted from results as municipal yields declined during the period covered by this report. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

We also had a higher quality bias for the Fund, with an overweight to A-rated securities and an underweight to lower-rated BBB municipal securities.[1] However, this was not rewarded, as lower-quality securities outperformed given generally strong demand from investors looking to generate incremental yield in the low interest rate environment. During the reporting period, A-rated securities returned 2.23%, whereas BBB-rated issues gained 3.75%.[2]

The Fund’s yield curve positioning produced positive results. In particular, the Fund’s underweight to securities with maturities of 22+ years was beneficial, as it was among the worst-performing portion of the yield curve during the reporting period. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

Q.	How did your sector positioning impact the Fund’s performance?
A.	Overall, sector positioning was a negative for results during the fiscal year. Underweights to the relatively strong housing and hospital sectors, combined with an overweight to the poor-performing tobacco sector, detracted from results. This more than offset the positive contribution from the Fund’s modest overweight to state general obligation bonds.

[1]	A single A rating is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than higher-rated categories, yet still indicates a strong capacity to pay principal and interest.
[2]	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.

31

SMA Relationship Trust—Series M

Q.	What is your outlook for the economy and the municipal bond market?
A.	We expect that the US economy, which has surprised investors with its resiliency in 2010, will also surprise positively in 2011. We believe two forces will likely shape the macro picture in 2011. First, the global industrial cycle is reaccelerating after a brief dip, and this cyclical upswing will likely be an important driver for the financial markets. Second, the recovery is on the threshold of moving from a rebound phase to an expansion phase, as suggested by recent movements of global risk appetite. In addition, easy monetary policy could further support the solid foundation for broader and more sustainable growth.

Historically, default rates in investment grade municipal bonds have been below 1%. Municipalities today are challenged to effectively manage their finances, given a declining revenue stream and rising expenses. Overall, we do not expect a wave of sizable defaults, as states and municipalities have numerous tools to enhance and increase their revenue streams and reduce expenditures. However, the outlook for many municipal issuers is negative and we expect rating agency downgrades to outpace upgrades for the foreseeable future. In this environment, we are maintaining our defensive positioning. We are also relying on our rigorous credit research to select those municipal bonds that we believe are better prepared to cover their expenses and liabilities, and offer long-term value.

32

SMA Relationship Trust—Series M

We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver
President
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.

Elbridge T. Gerry
Co-Portfolio Manager
SMA Relationship Trust—Series M
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

33

SMA Relationship Trust—Series M

Performance at a glance (unaudited)
Average annual total returns for periods ended 12/31/10

			Since
	1 year	5 years	inception[1]

SMA Relationship Trust—Series M	1.52%	3.57%	3.76%

Barclays Capital Municipal Bond Index[2]	2.37%	4.09%	4.26%

[1]	Since inception returns are calculated as of the performance inception date, October 8, 2003, of SMA Relationship Trust—Series M.

[2]	The Barclays Capital Municipal Bond Index is an unmanaged, unleveraged index designed to measure the total return for municipal bonds issued across the United States. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

34

SMA Relationship Trust—Series M

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust—Series M versus the Barclays Capital Municipal Bond Index from October 8, 2003, which is the fund inception date, through December 31, 2010.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

35

SMA Relationship Trust—Series M

Summary of municipal securities by state (unaudited)
As a percentage of net assets
As of December 31, 2010

Long-term municipal bonds

Alabama	2.07%

Arizona	1.08

California	7.49

Florida	5.17

Georgia	1.68

Illinois	12.86

Indiana	0.98

Kentucky	4.00

Louisiana	2.53

Maryland	1.40

Massachusetts	8.24

Michigan	3.17

Minnesota	1.08

Mississippi	2.42

Missouri	0.48

New Jersey	3.13

New York	2.64

North Carolina	7.97

Ohio	1.67

Oregon	1.66

Pennsylvania	1.26

Tennessee	1.37

Texas	12.36

Utah	0.97

Washington	8.10

Wisconsin	1.97

Total long-term municipal bonds	97.75

Total short-term investments	0.04

Total investments	97.79

Cash and other assets, less liabilities	2.21

Net assets	100.00%

36

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Long-term municipal bonds—97.75%

Alabama—2.07%
Alabama Public School & College Authority Revenue Bonds,
Series B, 5.000%, due 05/01/14	$4,000,000	$4,439,240

Arizona—1.08%
Salt River Project Agricultural Improvement & Power District
Revenue Bonds, Series A, 5.125%, due 01/01/27	2,285,000	2,314,202

California—7.49%
Bay Area Toll Authority Revenue Bonds,
Series F-1, 5.250%, due 04/01/29	2,000,000	2,033,300

California Pollution Control Financing Authority Revenue Bonds,
Series E, 0.140%, due 11/01/26[1]	2,300,000	2,300,000

California State Department of Water Resources Revenue Bonds,
Series L, 5.000%, due 05/01/15	5,000,000	5,606,250

Series AE, 5.000%, due 12/01/28	2,000,000	2,052,240

Metropolitan Water District of Southern California Revenue Bonds,
Series B-3, 0.100%, due 07/01/35[1]	4,100,000	4,100,000

		16,091,790

Florida—5.17%
Florida State Board of Education, GO, Series A,
5.000%, due 06/01/19	4,250,000	4,824,855

5.000%, due 06/01/24	3,000,000	3,221,130

Jea Florida Water And Sewer System Revenue, Series D,
5.000%, due 10/01/18	2,725,000	3,062,764

		11,108,749

Georgia—1.68%
City of Atlanta GA Revenue Bonds,
Series B, 5.000%, due 01/01/20	3,500,000	3,612,630

Illinois—12.86%
Chicago O’Hare International Airport Revenue Bonds,
Series B, 5.250%, due 01/01/18	8,000,000	8,691,760

Railsplitter Tobacco Settlement Authority Revenue Bonds,
5.000%, due 06/01/18	8,000,000	8,123,440

State of Illinois, GO,
NATL-RE, 5.000%, due 09/01/13	2,875,000	3,011,850

5.000%, due 01/01/16	7,430,000	7,787,680

		27,614,730

37

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Long-term municipal bonds—(continued)

Indiana—0.98%
Indiana Health & Educational Facilities Financing Authority
Hospital Revenue Bonds, Series B,
5.000%, due 02/15/17	$2,000,000	$2,094,540

Kentucky—4.00%
Kentucky State Property & Building Commission Revenue Bonds,
NATL-RE, FGIC,
5.000%, due 03/01/22	3,100,000	3,231,440

5.375%, due 11/01/23	5,000,000	5,347,800

		8,579,240

Louisiana—2.53%
City of New Orleans LA, GO, AGC-ICC FGIC,
5.500%, due 12/01/21	3,010,000	3,257,813

State of Louisiana, GO, Series A,
5.000%, due 05/01/22	2,000,000	2,178,900

		5,436,713

Maryland—1.40%
State of Maryland, GO,
Series C, 5.000%, due 11/01/16	2,575,000	3,012,647

Massachusetts—8.24%
Massachusetts Development Finance Agency Revenue Bonds,
5.250%, due 10/15/29	4,350,000	4,684,254

Massachusetts Health & Educational Facilities Authority Revenue Bonds,
Series A, 5.500%, due 11/15/36	5,500,000	5,834,675

Massachusetts State Department of Transportation Revenue Bonds,
Series B, 5.000%, due 01/01/14	4,000,000	4,361,160

Massachusetts State Water Pollution Abatement Revenue Bonds,
Series A, 5.250%, due 08/01/19	2,395,000	2,819,490

		17,699,579

Michigan—3.17%
Michigan Municipal Bond Authority Revenue Bonds, AGM,
5.000%, due 06/01/15	6,290,000	6,796,031

Minnesota—1.08%
State of Minnesota, GO,
Series E, 5.000%, due 08/01/19	2,000,000	2,323,340

38

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Long-term municipal bonds—(continued)

Mississippi—2.42%
Mississippi Business Finance Corp. Revenue Bonds,
Series G, 0.100%, due 12/01/30[1]	$4,100,000	$4,100,000

Series E, 0.100%, due 12/01/30[1]	1,100,000	1,100,000

		5,200,000

Missouri—0.48%
University of Missouri Revenue Bonds,
Series A, 5.000%, due 11/01/26	1,000,000	1,039,490

New Jersey—3.13%
State of New Jersey, GO,
Series Q, 5.000%, due 08/15/19	6,000,000	6,716,760

New York—2.64%
New York City Municipal Water Finance Authority Revenue Bonds,
Series BB, 5.000%, due 06/15/27	3,000,000	3,102,330

Series GG-1, 5.250%, due 06/15/32	2,500,000	2,558,175

		5,660,505

North Carolina—7.97%
North Carolina Eastern Municipal Power Agency Power Systems
Revenue Bonds,
Series A, AMBAC, 5.000%, due 01/01/16	5,800,000	6,480,456

Series A, 5.000%, due 01/01/21	4,000,000	4,185,880

Series A, 6.400%, due 01/01/21[2]	1,005,000	1,218,422

State of North Carolina, GO,
Series A, 5.000%, due 03/01/17	4,480,000	5,235,552

		17,120,310

Ohio—1.67%
State of Ohio, GO,
Series C, 5.000%, due 09/15/19	3,150,000	3,588,480

Oregon—1.66%
Portland Community College District GO,
5.000%, due 06/15/25	3,340,000	3,555,363

Pennsylvania—1.26%
City of Philadelphia Revenue Bonds,
Series A, 5.000%, due 06/15/14	2,500,000	2,711,600

39

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Long-term municipal bonds—(concluded)

Tennessee—1.37%
State of Tennessee, GO,
Series C, 5.000%, due 05/01/27	$2,795,000	$2,945,539

Texas—12.36%
North East Independent School District, GO,
Series A, PSF-GTD, 5.000%, due 08/01/27	5,000,000	5,230,750

San Antonio Electric & Gas Revenue Bonds,
5.000%, due 02/01/19	2,875,000	3,113,309

Texas State Transportation Commission Revenue Bonds,
Series A, 5.000%, due 04/01/20	7,105,000	7,660,824

University of Texas Revenue Bonds,
Series B, 5.000%, due 07/01/20	5,000,000	5,787,750

Series B, 5.000%, due 08/15/31	4,695,000	4,752,044

		26,544,677

Utah—0.97%
Utah Transit Authority Revenue Bonds,
Series A, 5.000%, due 06/15/27	2,000,000	2,085,360

Washington—8.10%
King County School District No. 403, GO, SCH BD GTY,
5.000%, due 12/01/27	6,620,000	6,851,501

State of Washington, GO,
Series B, AGM, 5.000%, due 07/01/29	5,000,000	5,074,400

Series R, 5.000%, due 07/01/23	5,000,000	5,460,150

		17,386,051

Wisconsin—1.97%
State of Wisconsin Revenue Bonds,
Series A, State Appropriation,
5.750%, due 05/01/29	2,000,000	2,129,100

5.750%, due 05/01/33	2,000,000	2,094,120

		4,223,220

Total long-term municipal bonds (cost—$211,693,685)		209,900,786

40

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2010

Security description	Shares	Value

Short-term investment—0.04%

Investment company—0.04%

JPMorgan Tax Free Money Market Fund (cost—$77,231)	77,231	$77,231

Total investments—97.79% (cost—$211,770,916)		209,978,017

Cash and other assets, less liabilities—2.21%		4,750,448

Net assets—100.00%		$214,728,465

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, was $211,770,916; and net unrealized depreciation consisted of:

Gross unrealized appreciation		$2,304,242

Gross unrealized depreciation		(4,097,141)

Net unrealized depreciation of investments		$(1,792,899)

[1]	Floating rate security—The interest rates shown are the current rates as of December 31, 2010
[2]	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date or the date of the prerefunded call.
AGC-ICC	Agency Insured Custody Certificate
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
SCH BD GTY	School Bond Guarantee

41

SMA Relationship Trust—Series M

Portfolio of investments—December 31, 2010

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

Measurements at 12/31/10

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Municipal bonds	$—	$209,900,786	$—	$209,900,786

Short-term investment	77,231	—	—	77,231

Total	$77,231	$209,900,786	$—	$209,978,017

See accompanying notes to financial statements

42

SMA Relationship Trust—Series T

February 15, 2011

Dear shareholder,
We present you with the annual report for Series T (the “Fund”), a series of SMA Relationship Trust, for the 12 months ended December 31, 2010.

Performance
Over the 12-month reporting period, the Fund returned 10.08%. During the same period, its benchmarks, the Barclays Capital US Credit Index and the Barclays Capital MBS Fixed Rate Index, returned 8.47% and 5.37%, respectively. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For more on the Fund’s performance, see “Performance at a glance” on page 48.)

Sector positioning and security selection of securitized products were the leading contributors to results and helped the Fund to outperform its benchmarks during the review period.
SMA Relationship Trust—Series T
Investment goal:
Maximum total return, consisting of income and capital appreciation

Portfolio managers:
Portfolio Management Team, including Michael Dow and Justin Tabellione UBS Global Asset Management (Americas) Inc.

Commencement:
October 9, 2003

Dividend payments:
Monthly

An interview with Portfolio Manager Michael Dow
Q.	How would you describe the economic environment during the reporting period?
A.	The overall US economy expanded during the reporting period. However, there continued to be several areas of weakness, most notably unemployment that remained above 9%, which held back a more robust expansion.

Despite the economy’s ongoing growth, The Federal Reserve (the “Fed”) remained concerned about continued elevated unemployment and the potential for deflation. As a result, the Fed maintained its highly accommodative monetary policy, keeping the federal funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight

43

SMA Relationship Trust—Series T

basis.) At its meeting in September 2010, the Fed stated that “the Committee will continue to monitor the economic outlook and financial developments, and is prepared to provide additional accommodation if needed to support the economic recovery and to return inflation, over time, to levels consistent with its mandate.”

Given this pronouncement, it was no surprise when the Fed took additional action in November 2010 in an attempt to stimulate the economy. Saying that “the pace of recovery in output and employment continues to be slow,” the Fed launched another round of quantitative easing (“QE2”) that calls for purchasing an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

Q.	How did the overall US bond market perform during the reporting period?
A.	While there were periods of volatility, the spread sectors (non-Treasuries) in general produced strong results during the fiscal year. This was driven by signs that the economy appeared to be gaining enough momentum to avoid a double-dip recession. In addition, investor demand for the spread sectors was typically robust as investors looked to generate higher yields amid the low interest rate environment. Also supporting the spread sectors were better-than-expected corporate profits and indications from the Fed that it was prepared to take further actions to bolster the economy.

While short- and long-term Treasury yields moved lower during the year as a whole, they rose sharply in November and December. This was triggered by optimism for a strengthening economy in 2011, and expectations for higher inflation in the future. During the 12 months ended December 31, 2010, the overall US bond market, as measured by the Barclays Capital US Aggregate Index, returned 6.54%.

Q.	What strategies contributed to the Fund’s performance during the reporting period?
A.	The Fund’s overweight to the spread sectors (non-US Treasuries) was beneficial during the reporting period.

The largest contributor to performance was the Fund’s overweight exposure to commercial mortgage-backed securities (CMBS). As the reporting period began, CMBS spreads were wide by historical standards, and presented an

44

SMA Relationship Trust—Series T

attractive opportunity based on that we believed to be their underlying fundamental value. The position was rewarded as CMBS spreads narrowed significantly as the economy gained some momentum, and given overall robust demand from investors seeking to generate incremental yield in the low interest rate environment. (Spread measures the difference between the yields paid on a security versus those paid on US Treasuries of comparable duration.)

An overweight to certain asset-backed securities also added value during the reporting period. As was the case with CMBS, we continued to find value in the asset-backed sector. In particular, the Fund’s BBB-rated credit card receivables generated solid results during the fiscal year.[1]

The Fund maintained an overweight exposure to investment grade corporate bonds during the period, given our expectations for continued economic growth, rising corporate profits, declining default rates and solid demand, and this enhanced performance during the period. Additionally, exposure to agency mortgage-backed securities was positive given their narrowing spreads.

Out-of-index exposures to high yield bonds and emerging markets debt also boosted the Fund’s returns. These riskier asset classes generated strong returns during the period given improving fundamentals and strong overall demand.

The Fund’s yield curve positioning was also beneficial for results. During much of the period, the Fund was positioned for a flattening of the yield curve. We saw the yield curve flatten, particularly during July and August, as long-term yields declined more than their short-term counterparts. This flattening was due, in part, to the Fed’s repeated assurances that they would keep the federal funds rate on hold for an extended period, thus anchoring short term rates. Longer-term rates fell sharply over that two-month period due to some disappointing economic data.

Q.	Did any strategies detract from performance?
A.	The Fund’s exposure to non-US dollar bonds, in particular securities issued by Greece, detracted from results. We later sold these securities as the European debt crisis escalated. Additionally, a modest exposure to certain government-related bonds, including foreign agency securities and US

[1] Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest.

45

SMA Relationship Trust—Series T

taxable municipal bonds were negative for results as they generated relatively poor returns.

Finally, duration positioning had a slight negative impact during the reporting period. However, this was largely mitigated by the Fund’s yield curve positioning. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

Q.	Were any derivative instruments used during the reporting period?
A.	Certain derivative instruments, namely bond and interest rate futures, were used to facilitate specific duration and yield curve strategies. Credit default swaps were used to implement specific credit-related investment strategies. The results of derivatives use during the period were within our expectations.

Q.	What is your outlook for the economy?
A.	We expect that the US economy, which has surprised investors with its resiliency in 2010, will also surprise positively in 2011. We believe two forces will likely shape the macro picture in 2011: first, the global industrial cycle is reaccelerating after a brief dip, and this cyclical upswing will likely be an important driver for the financial markets; second, the recovery is on the threshold of moving from a rebound phase to an expansion phase, as suggested by recent movements of global risk appetite. In addition, easy monetary policy could further support the solid foundation for broader and more sustainable growth. Against this backdrop, we believe the Fund is well positioned, and we will continue to look for what we consider attractively valued opportunities in the marketplace.

46

SMA Relationship Trust—Series T

We thank you for your continued support, and welcome any comments or questions you may have.

Sincerely,

Mark E. Carver
President
SMA Relationship Trust— Series T
Managing Director
UBS Global Asset Management (Americas) Inc.

Michael Dow
Portfolio Manager
SMA Relationship Trust—Series T
Managing Director and Head of US Long Duration
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2010. The views and opinions in the letter were current as of February 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses and more current performance for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

47

SMA Relationship Trust—Series T

Performance at a glance (unaudited)

Average annual total returns for periods ended 12/31/10

			Since
	1 year	5 years	inception[1]

SMA Relationship Trust—Series T	10.08%	(7.47)%	(4.22)%

Barclays Capital US Credit Index[2]	8.47%	5.98%	5.44%

Barclays Capital MBS Fixed Rate Index[3]	5.37%	6.34%	5.62%

[1]	Since inception returns are calculated as of the performance inception date, October 9, 2003, of SMA Relationship Trust—Series T.

[2]	The Barclays Capital US Credit Index is an unmanaged sub-index of the Barclays Capital US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. The US Credit Index includes publicly issued US corporates, specified foreign debentures and secured notes denominated in US dollars. Investors should note that indices do not reflect the deduction of fees and expenses.

[3]	The Barclays Capital MBS Fixed Rate Index is an unmanaged index which primarily covers the agency mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

48

SMA Relationship Trust—Series T

Illustration of an assumed investment of $10,000 in the Fund (unaudited)

The following graph depicts the performance of SMA Relationship Trust— Series T versus the Barclays Capital US Credit Index and the Barclays Capital MBS Fixed Rate Index from October 9, 2003, which is the fund inception date, through December 31, 2010.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted.

49

SMA Relationship Trust—Series T

Top ten long-term fixed income holdings (unaudited)[1]
As a percentage of net assets
As of December 31, 2010

Federal National Mortgage Association Pools, 5.000%, TBA	7.9%

Federal National Mortgage Association Pools, 4.500%, TBA	6.8

US Treasury Notes, 2.625%, due 11/15/20	5.9

Federal National Mortgage Association Pools, 4.000%, TBA	5.9

Federal Home Loan Mortgage Corp. Gold Pools, #G05267, 5.500%, due 12/01/38	4.0

GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, due 11/10/39	2.3

Federal National Mortgage Association Pools, 5.500%, TBA	2.1

Federal National Mortgage Association Pools, #872912, 6.500%, due 06/01/36	1.9

Federal National Mortgage Association Pools, #971036, 4.500%, due 02/01/39	1.8

Federal National Mortgage Association Pools, #918098, 6.000%, due 05/01/37	1.7

Total	40.3%

[1]	Figures represent the direct investments of SMA Relationship Trust—Series T. Figures could be different if a breakdown of the underlying investment companies was included.

50

SMA Relationship Trust—Series T

Industry diversification (unaudited)[2]
As a percentage of net assets
As of December 31, 2010

Bonds
Corporate bonds

Beverages	0.25%

Biotechnology	0.13

Building products	0.35

Capital markets	0.50

Chemicals	0.13

Commercial banks	2.25

Commercial services & supplies	0.33

Communications equipment	0.15

Consumer finance	0.45

Diversified financial services	2.00

Diversified telecommunication services	0.45

Electric utilities	1.04

Energy equipment & services	0.22

Food products	0.44

Health care providers & services	0.43

Insurance	1.04

Leisure equipment & products	0.12

Media	1.31

Metals & mining	0.49

Multi-utilities	0.12

Oil, gas & consumable fuels	2.25

Paper & forest products	0.16

Pharmaceuticals	0.60

Real estate investment trust (REIT)	0.15

Road & rail	0.21

Software	0.19

Tobacco	0.40

Wireless telecommunication services	0.88

Total corporate bonds	17.04

Asset-backed securities	2.77

Commercial mortgage-backed securities	11.83

Mortgage & agency debt securities	44.65

Municipal bonds	1.16

51

SMA Relationship Trust—Series T

Industry diversification (unaudited) (concluded)[2]
As a percentage of net assets
As of December 31, 2010

Bonds (concluded)
US government obligations	6.03%

Supranational bond	0.32

Total bonds	83.80

Investment companies
UBS Credit Bond Relationship Fund	5.46

UBS High Yield Relationship Fund	2.52

UBS Opportunistic Emerging Markets Debt Relationship Fund	1.73

Total investment companies	9.71

Short-term investments	30.39

Total investments	12390

Liabilities, in excess of cash and other assets	(23.90)

Net assets	100.00%

[2]	Figures represent the industry breakdown of direct investments of SMA Relationship Trust—Series T. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

52

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Bonds—83.80%

Corporate bonds—17.04%
Australia—0.15%
Rio Tinto Finance USA Ltd.,
9.000%, due 05/01/19	$125,000	$167,881

Canada—0.52%
Canadian Natural Resources Ltd.,
5.850%, due 02/01/35	170,000	176,697

Cenovus Energy, Inc.,
4.500%, due 09/15/14	245,000	262,531

EnCana Corp.,
6.500%, due 05/15/19	125,000	148,158

Total Canada corporate bonds		587,386

Cayman Islands—0.40%
Transocean, Inc.,
6.800%, due 03/15/38	240,000	245,967

Vale Overseas Ltd.,
4.625%, due 09/15/20	210,000	207,918

Total Cayman Islands corporate bonds		453,885

France—0.38%
Electricite De France SA,
4.600%, due 01/27/20[1]	125,000	129,180

France Telecom SA,
2.125%, due 09/16/15	315,000	306,633

Total France corporate bonds		435,813

Isle of Man—0.16%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	180,000	187,200

Luxembourg—0.37%
Covidien International Finance SA,
4.200%, due 06/15/20	290,000	289,927

Telecom Italia Capital SA,
6.375%, due 11/15/33	146,000	125,311

Total Luxembourg corporate bonds		415,238

Mexico—0.23%
America Movil SAB de CV,
5.000%, due 03/30/20	250,000	259,862

53

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)
Netherlands—0.40%
Shell International Finance BV,
3.100%, due 06/28/15	$290,000	$297,815

Siemens Financieringsmaatschappij NV,
6.125%, due 08/17/26[1]	145,000	163,693

Total Netherlands corporate bonds		461,508

Netherlands Antilles—0.21%
Teva Pharmaceutical Finance II BV,
3.000%, due 06/15/15	230,000	234,020

United Kingdom—0.61%
AstraZeneca PLC,
6.450%, due 09/15/37	120,000	142,465

Barclays Bank PLC,
5.140%, due 10/14/20	105,000	94,474

BP Capital Markets PLC,
3.875%, due 03/10/15	285,000	293,975

Royal Bank of Scotland PLC,
5.625%, due 08/24/20	160,000	159,072

Total United Kingdom corporate bonds		689,986

United States—13.61%
Allied Waste North America, Inc.,
6.875%, due 06/01/17	130,000	143,000

Altria Group, Inc.,
9.950%, due 11/10/38	110,000	155,004

American International Group, Inc.,
6.400%, due 12/15/20	120,000	125,905

Anheuser-Busch InBev Worldwide, Inc.,
4.125%, due 01/15/15	270,000	284,369

Apache Corp.,
5.250%, due 02/01/42	230,000	228,560

AvalonBay Communities, Inc.,
3.950%, due 01/15/21	180,000	171,718

Bank of America Corp.,
5.875%, due 01/05/21	105,000	108,634

6.500%, due 08/01/16	285,000	309,251

54

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)
United States—(continued)
Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	$130,000	$144,574

Burlington Northern Santa Fe LLC,
5.050%, due 03/01/41	105,000	97,639

6.150%, due 05/01/37	130,000	139,771

Cisco Systems, Inc.,
5.900%, due 02/15/39	155,000	171,663

Citigroup, Inc.,
5.375%, due 08/09/20	260,000	270,142

8.500%, due 05/22/19	265,000	328,980

Comcast Corp.,
6.300%, due 11/15/17	385,000	440,805

ConocoPhillips,
6.500%, due 02/01/39	60,000	71,346

DirecTV Financing Co., Inc.,
6.000%, due 08/15/40	155,000	155,609

7.625%, due 05/15/16	265,000	293,819

Dow Chemical Co.,
4.250%, due 11/15/20	155,000	148,474

Duke Energy Carolinas LLC,
5.100%, due 04/15/18	105,000	115,331

ERAC USA Finance Co.,
2.750%, due 07/01/13[1]	290,000	295,178

FirstEnergy Solutions Corp.,
4.800%, due 02/15/15	200,000	210,017

Ford Motor Credit Co. LLC,
7.800%, due 06/01/12	480,000	510,301

General Electric Capital Corp.,
2.250%, due 11/09/15	95,000	91,329

6.000%, due 08/07/19	690,000	767,688

Georgia-Pacific LLC,
5.400%, due 11/01/20[1]	185,000	182,906

GlaxoSmithKline Capital, Inc.,
5.650%, due 05/15/18	125,000	142,929

55

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)
United States—(continued)
Goldman Sachs Group, Inc.,
7.500%, due 02/15/19	$225,000	$262,348

Hasbro, Inc.,
6.350%, due 03/15/40	140,000	141,664

International Lease Finance Corp.,
7.125%, due 09/01/18[1]	160,000	170,000

JP Morgan Chase Capital XXII, Series V,
6.450%, due 02/02/37	200,000	199,220

JPMorgan Chase & Co.,
4.250%, due 10/15/20	360,000	351,594

4.400%, due 07/22/20	350,000	344,486

Kentucky Utilities Co.,
5.125%, due 11/01/40[1]	250,000	245,261

Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	205,000	195,265

Kraft Foods, Inc.,
6.500%, due 02/09/40	180,000	201,713

Laboratory Corp of America Holdings,
4.625%, due 11/15/20	205,000	203,151

Life Technologies Corp.,
6.000%, due 03/01/20	135,000	144,603

Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	330,000	361,138

MetLife, Inc.,
6.400%, due 12/15/36	425,000	399,500

MidAmerican Energy Holding Co.,
5.950%, due 05/15/37	130,000	137,127

Morgan Stanley,
5.500%, due 01/26/20	615,000	619,935

5.625%, due 09/23/19	200,000	203,937

Motiva Enterprises LLC,
5.750%, due 01/15/20[1]	155,000	173,865

Nationwide Mutual Insurance Co.,
9.375%, due 08/15/39[1]	165,000	191,371

56

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(continued)
United States—(continued)
NBC Universal, Inc.,
5.950%, due 04/01/41[1]	$190,000	$189,981

NuStar Logistics LP,
7.650%, due 04/15/18	185,000	212,005

Oncor Electric Delivery Co. LLC,
6.800%, due 09/01/18	185,000	216,555

Oracle Corp.,
5.375%, due 07/15/40[1]	215,000	217,712

Owens Corning,
6.500%, due 12/01/16	375,000	397,170

Philip Morris International, Inc.,
5.650%, due 05/16/18	130,000	146,565

Prudential Financial, Inc.,
4.500%, due 11/15/20	30,000	29,338

Series D,
7.375%, due 06/15/19	370,000	436,244

Qwest Corp.,
7.625%, due 06/15/15	340,000	383,350

Reynolds American, Inc.,
7.625%, due 06/01/16	125,000	145,278

Sempra Energy,
9.800%, due 02/15/19	100,000	134,436

South Carolina Electric & Gas Co.,
6.050%, due 01/15/38	80,000	86,377

Southern Natural Gas Co.,
8.000%, due 03/01/32	290,000	332,235

SunTrust Bank,
7.250%, due 03/15/18	270,000	299,373

Time Warner Cable, Inc.,
6.750%, due 07/01/18	280,000	326,390

Time Warner, Inc.,
6.100%, due 07/15/40	70,000	73,450

Verizon Communications, Inc.,
6.100%, due 04/15/18	190,000	215,825

57

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)
United States—(concluded)
Verizon Wireless Capital LLC,
8.500%, due 11/15/18	$165,000	$215,911

Virginia Electric & Power Co.,
6.350%, due 11/30/37	40,000	45,787

Waste Management, Inc.,
4.750%, due 06/30/20	225,000	230,699

Williams Partners LP,
4.125%, due 11/15/20	25,000	23,680

6.300%, due 04/15/40	145,000	150,929

WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	285,000	293,566

Total United States corporate bonds		15,453,976

Total corporate bonds (cost—$19,032,283)		19,346,755

Asset-backed securities—2.77%

United States—2.77%
Citibank Credit Card Issuance Trust,
Series 2006-C1, Class C1,
0.661%, due 02/20/15[2]	575,000	558,347

Series 2005-C2, Class C2,
0.731%, due 03/24/17[2]	1,125,000	1,055,893

Series 2003-C4, Class C4,
5.000%, due 06/10/15	525,000	551,989

Series 2008-C6, Class C6,
6.300%, due 06/20/14	925,000	978,489

Total asset-backed securities (cost—$3,092,439)		3,144,718

Commercial mortgage-backed securities—11.83%

United States—11.83%
Banc of America Commercial Mortgage, Inc.,
Series 2007-2, Class AM,
5.699%, due 04/10/49[2]	375,000	359,760

Bear Stearns Commercial Mortgage Securities,
Series 2006-PW14, Class AM,
5.243%, due 12/11/38	210,000	211,784

58

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Commercial mortgage-backed securities—(concluded)
United States—(concluded)
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4,
5.306%, due 12/10/46	$1,050,000	$1,095,135

FDIC Structured Sale Guaranteed Notes,
Series 2010-C1, Class A,
2.980%, due 12/06/20[1]	1,275,000	1,278,532

GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class A4,
5.543%, due 12/10/49	1,000,000	1,029,603

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class AM,
5.475%, due 03/10/39	825,000	824,231

Series 2007-GG11, Class A4,
5.736%, due 12/10/49	875,000	924,568

GS Mortgage Securities Corp. II,
Series 2006-GG8, Class A4,
5.560%, due 11/10/39	2,500,000	2,651,825

Series 2006-RR2, Class H,
5.628%, due 06/23/46[1,2]	3,991,000	0

Series 2007-GG10, Class A4,
5.807%, due 08/10/45[2]	750,000	784,059

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class AM,
5.464%, due 12/12/43	325,000	319,339

Series 2006-LDP7, Class AM,
5.872%, due 04/15/45	575,000	596,276

Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.807%, due 08/12/45[1,2]	850,000	844,637

TrizecHahn Office Properties,
Series 2001-TZHA, Class B4,
6.718%, due 05/15/16[1]	550,000	557,488

Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A3,
5.765%, due 07/15/45[2]	1,820,000	1,957,847

Total commercial mortgage-backed securities (cost—$14,864,949)		13,435,084

59

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—44.65%
United States—44.65%
Banc of America Funding Corp.,
Series 2006-I, Class SB2,
3.550%, due 12/20/36[2,3]	$1,011,965	$34,002

Series 2007-2, Class B1,
6.063%, due 03/25/37[2,3]	4,649,273	465

Series 2007-2, Class B2,
6.063%, due 03/25/37[2,3]	3,470,767	1,735

Series 2006-7, Class 1B2,
6.250%, due 09/25/36[3]	99,299	10

Citigroup Mortgage Loan Trust, Inc.,
Series 2007-AR4, Class 2B1,
5.401%, due 03/25/37[2]	301,092	3

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.603%, due 05/25/36[2]	1,585,345	9,512

Federal Home Loan Mortgage Corp. Gold Pools,[4]
4.000%, TBA	725,000	719,676

#G04437, 5.000%, due 08/01/37	754,053	791,551

#G02922, 5.500%, due 04/01/37	526,386	568,518

#G05267, 5.500%, due 12/01/38	4,310,135	4,597,202

#C56030, 6.000%, due 03/01/31	14,876	16,349

#G06019, 6.000%, due 10/01/36	637,628	697,759

#C55783, 6.500%, due 01/01/29	129,955	146,124

#G00194, 7.500%, due 02/01/24	186,031	211,832

#C00410, 8.000%, due 07/01/25	67,125	78,434

#C37436, 8.000%, due 01/01/30	23,163	27,081

Federal National Mortgage Association Pools,[4]
3.500%, TBA	1,380,000	1,389,487

4.000%, TBA	6,700,000	6,664,410

#971036, 4.500%, due 02/01/39	2,006,983	2,061,983

4.500%, TBA	7,475,000	7,672,385

#975213, 5.000%, due 03/01/38	1,236,970	1,301,449

#975375, 5.000%, due 06/01/38	766,907	806,882

#890209, 5.000%, due 05/01/40	47,178	49,632

60

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)
United States—(continued)
Federal National Mortgage Association Pools[4] (concluded)
#AD9114, 5.000%, due 07/01/40	$1,686,000	$1,777,931

5.000%, TBA	8,500,000	8,935,625

5.500%, TBA	2,200,000	2,353,657

#244450, 5.500%, due 11/01/23	66,779	71,742

#555591, 5.500%, due 07/01/33	1,352,342	1,457,687

#962129, 5.500%, due 03/01/38	360,061	385,465

#708631, 6.000%, due 06/01/33	51,270	57,377

#901999, 6.000%, due 11/01/36	497,775	542,595

#918098, 6.000%, due 05/01/37	1,817,537	1,977,780

#AE0405, 6.000%, due 08/01/37	849,393	933,356

#990686, 6.000%, due 09/01/38	254,089	276,412

#872912, 6.500%, due 06/01/36	1,951,362	2,175,847

#675469, 7.000%, due 04/01/18	43,088	47,260

#253824, 7.000%, due 03/01/31	25,204	28,575

First Horizon Asset Securities, Inc.,
Series 2004-FL1, Class 1A1,
0.531%, due 02/25/35[2]	246,602	196,723

GMAC Mortgage Corp. Loan Trust,
Series 1982, Class 7,
11.625%, due 10/01/12[3,5]	1,632	1,632

Government National Mortgage Association Pools,
#701813, 4.500%, due 04/15/39	890,885	926,143

#G2 2687, 6.000%, due 12/20/28	38,254	42,157

#495814, 6.000%, due 01/15/29	39,460	43,568

#G2 508540, 6.000%, due 02/20/34	422,559	467,427

#486873, 6.500%, due 01/15/29	17,869	20,287

#338523, 8.000%, due 12/15/22	3,798	4,451

#780339, 8.000%, due 12/15/23	29,116	34,116

Merrill Lynch Mortgage Investors, Inc.,
Series 2006-F1, Class M1,
6.000%, due 04/25/36[3]	3,509,655	83,881

61

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

	Face
Security description	amount	Value

Bonds—(concluded)

Mortgage & agency debt securities—(concluded)
United States—(concluded)
Residential Funding Mortgage Securities I,
Series 2006-SA3, Class M1,
6.038%, due 09/25/36[2,3]	$328,775	$1,740

Washington Mutual MSC Mortgage Pass-Through Certificates,
Series 2002-MS6, Class 3A1,
6.500%, due 09/25/32	14,018	14,427

Total mortgage & agency debt securities (cost—$63,295,830)		50,704,342

Municipal bonds—1.16%

Chicago Transit Authority,
Series 2008-A, 6.899%, due 12/01/40	190,000	190,173

Illinois State Taxable Pension,
Series 2003, 5.100%, due 06/01/33	395,000	297,237

Los Angeles Unified School District,
Series 2010,6.758%, due 07/01/34	350,000	365,995

New York State Urban Development Corp. Revenue Bonds
5.770%, due 03/15/39	155,000	154,298

State of California General Obligation Bonds,
Series 2009, 7.300%, due 10/01/39	310,000	314,449

Total municipal bonds (cost—$1,374,254)		1,322,152

US government obligations—6.03%

US Treasury Notes,
1.250%, due 09/30/15	130,000	126,131

2.625%, due 11/15/20	7,125,000	6,720,877

Total US government obligations (cost—$6,804,103)		6,847,008

Supranational bond—0.32%

European Investment Bank,
1.250%, due 09/17/13 (cost—$358,769)	360,000	360,332

Total bonds (cost—$108,822,627)		95,160,391

62

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

Security description	Shares	Value

Investment companies—9.71%

UBS Credit Bond Relationship Fund*[6]	437,415	$6,198,526

UBS High Yield Relationship Fund*[6]	107,850	2,860,046

UBS Opportunistic Emerging Markets Debt Relationship Fund*[6]	118,773	1,972,531

Total investment companies (cost—$9,409,681)		11,031,103

Short-term investment—30.39%

Investment company—30.39%
JPMorgan Liquid Assets Money Market Fund (cost—$34,505,679)	34,505,679	34,505,679

Total investments—123.90% (cost—$152,737,987)		140,697,173

Liabilities, in excess of cash and other assets—(23.90%)		(27,136,462)

Net assets—100.00%		$113,560,711

Notes to portfolio of investments
Aggregate cost for federal income tax purposes, was $147,527,336; and net unrealized depreciation consisted of:

Gross unrealized appreciation		$5,227,189

Gross unrealized depreciation		(12,057,352)

Net unrealized depreciation of investments		$(6,830,163)

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the value of these securities amounted to $4,933,370 or 4.34% of net assets.
[2]	Floating rate security—The interest rates shown are the current rates as of December 31, 2010.
[3]	Security is illiquid. At December 31, 2010, the value of these securities amounted to $123,465 or 0.11% of net assets.
[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[5]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2010, the value of these securities amounted to $1,632 or 0.00% of net assets.

63

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

[6]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

					Change in		Income
				Net	net unrealized		earned
				realized	appreciation/		from
		Purchases	Sales	gain	(depreciation)		affiliate
		during the	during the	during the	during the		for the
Security	Value	year ended	year ended	year ended	year ended	Value	year ended
description	12/31/09	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10	12/31/10

UBS Credit Bond Relationship Fund	$29,390,507	$—	$25,000,000	$3,469,675	$(1,661,656)	$6,198,526	$—

UBS High Yield Relationship Fund	3,760,909	1,800,000	3,100,000	450,914	(51,777)	$2,860,046	—

UBS Opportunistic Emerging Markets Debt Relationship Fund	3,453,212	—	1,865,000	88,292	296,027	$1,972,531	—

	$36,604,628	$1,800,000	$29,965,000	$4,008,881	$(1,417,406)	$11,031,103	$—

GE	General Electric
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduits
TBA	(To be announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement, when the specific mortgage pools are assigned.

64

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments:

Measurements at 12/31/10

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$19,346,755	$—	$19,346,755

Asset-backed securities	—	3,144,718	—	3,144,718

Commercial mortgage-backed securities	—	13,435,084	—	13,435,084

Mortgage & agency debt securities	—	50,702,710	1,632	50,704,342

Municipal bonds	—	1,322,152	—	1,322,152

US government obligations	—	6,847,008	—	6,847,008

Supranational bond	—	360,332	—	360,332

Investment companies	—	11,031,103	—	11,031,103

Short-term investment	34,505,679	—	—	34,505,679

Total	$34,505,679	$106,189,862	$1,632	$140,697,173

65

SMA Relationship Trust—Series T

Portfolio of investments—December 31, 2010

Level 3 rollforward disclosure

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

Measurements using unobservable inputs (Level 3)

		Collateralized	Mortgage &	Stripped
	Asset-backed	debt	agency debt	mortgage-backed
	securities	obligations	securities	securities	Total

Assets
Beginning balance	$636,063	$175,040	$2,595	$144,688	$958,386

Total gains or losses (realized/unrealized), and premiums/discounts included in earnings	30,289	(174,540)	—	77,003	(67,248)

Purchases, sales, issuances, and settlements (net)	(666,352)	(500)	(963)	(221,691)	(889,506)

Transfers in and/or out of Level 3	—	—	—	—	—

Ending balance	$—	$—	$1,632	$—	$1,632

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to investments still held at 12/31/10	$—	$—	$(46)	$—	$(46)

See accompanying notes to financial statements

66

SMA Relationship Trust

Explanation of expense disclosure (unaudited)
As a shareholder of the Funds*, you may incur costs such as transactional costs (as applicable) or program fees. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 to December 31, 2010.

Actual expenses
 The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as program fees. Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

*	Collectively refers to SMA Relationship Trust—Series A, SMA Relationship Trust—Series M and SMA Relationship Trust—Series T.

67

SMA Relationship Trust

Explanation of expense disclosure (unaudited) (concluded)

Series A	Beginning account value July 1, 2010	Ending account value December 31, 2010	Expenses paid during period 07/01/10 to 12/31/10*

Actual	$1,000.00	$1,053.20	$—

Hypothetical
(5% annual return
before expenses)	1,000.00	1,025.21	—

Series M	Beginning account value July 1, 2010	Ending account value December 31, 2010	Expenses paid during period 07/01/10 to 12/31/10*

Actual	$1,000.00	$999.50	$—

Hypothetical
(5% annual return
before expenses)	1,000.00	1,025.21	—

Series T	Beginning account value July 1, 2010	Ending account value December 31, 2010	Expenses paid during period 07/01/10 to 12/31/10*

Actual	$1,000.00	$1,035.20	$—

Hypothetical
(5% annual return
before expenses)	1,000.00	1,025.21	—

*	Expenses are equal to each Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period). UBS Global Asset Management (Americas) Inc., the Funds’ advisor, is responsible for paying expenses it incurs in providing advisory services as well as the operating expenses of each Fund.

68

SMA Relationship Trust

Statement of assets and liabilities—December 31, 2010

	Series A	Series M	Series T

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$13,585,054, $211,770,916 and $143,328,306)	$14,670,242	$209,978,017	$129,666,070

Investments in securities of affiliated issuers, at value (cost—$14,268,540, $—and $9,409,681)	16,067,922	—	11,031,103

Total investments (cost—$27,853,594, $211,770,916 and $152,737,987)	30,738,164	209,978,017	140,697,173

Foreign currency, at value (cost—$216,130, $— and $—)	206,654	—	—

Receivables:
Dividends and interest	17,049	2,374,868	547,344

Variation margin	10,994	—	—

Foreign tax reclaims	10,211	—	—

Fund shares sold	—	2,715,474	205,050

Investment securities sold	—	—	2,071,000

Cash collateral for futures contracts	2,253,363	—	—

Outstanding swap agreements, at value[1]	290,417	—	—

Unrealized appreciation on forward foreign currency contracts	405,481	—	—

Other assets	—	—	118

Total assets	33,932,333	215,068,359	143,520,685

Liabilities:
Payables:
Fund shares redeemed	—	339,894	56,825

Investment securities purchased	—	—	29,903,149

Unrealized depreciation on forward foreign
currency contracts	667,075	—	—

Options written, at value[2]	402,820	—	—

Outstanding swap agreements, at value[1]	15,872	—	—

Total liabilities	1,085,767	339,894	29,959,974

Net assets	$32,846,566	$214,728,465	$113,560,711

[1]	Net upfront payments made by Series A on outstanding swap agreements amounted to $16,575.
[1]	Premiums received by Series A were $161,903.

See accompanying notes to financial statements

69

SMA Relationship Trust

Statement of assets and liabilities—December 31, 2010 (concluded)

	Series A	Series M	Series T

Net assets consist of:
Beneficial interest	$43,876,282	$241,040,482	$379,287,889

Accumulated undistributed (distributions in excess of) net investment income	(363,544)	—	—

Accumulated net realized loss	(13,119,507)	(24,519,118)	(253,686,364)

Net unrealized appreciation (depreciation)	2,453,335	(1,792,899)	(12,040,814)

Net assets	$32,846,566	$214,728,465	$113,560,711

Shares outstanding	4,912,241	21,785,667	26,177,051

Net asset value, offering and redemption
proceeds per share	$6.69	$9.86	$4.34

See accompanying notes to financial statements

70

SMA Relationship Trust

Statement of operations
For the year ended December 31, 2010

	Series A	Series M	Series T

Investment Income:
Dividends	$228,579	$—	$2,075

Interest	—	7,748,274	4,711,426

Foreign tax withheld	(10,681)	—	—

Net investment income	217,898	7,748,274	4,713,501

Realized and unrealized gain (loss) from investment activities:
Net realized gain (loss) on:

Investments in unaffiliated issuers	181,332	2,570,949	(36,961,795)

Investments in affiliated issuers	(316,535)	—	4,008,881

Futures contracts	(3,183,913)	—	(176,724)

Options written	10,142	—	45,956

Swap agreements	71,065	—	—

Forward foreign currency contracts	403,688	—	83,038

Foreign currency transactions	(103,382)	—	(184,615)

Net realized gain (loss)	(2,937,603)	2,570,949	(33,185,259)

Net change in unrealized appreciation/depreciation of: Investments	3,132,646	(6,298,235)	39,486,112

Futures contracts	74,250	—	—

Options written	(240,917)	—	—

Swap agreements	100,339	—	—

Forward foreign currency contracts	(438,694)	—	—

Translation of other assets and liabilities denominated in foreign currency	(6,180)	—	—

Net change in unrealized appreciation/depreciation	2,621,444	(6,298,235)	39,486,112

Net realized and unrealized gain (loss) from investment activities	(316,159)	(3,727,286)	6,300,853

Net increase (decrease) in net assets resulting from operations	$(98,261)	$4,020,988	$11,014,354

See accompanying notes to financial statements

71

SMA Relationship Trust

Statement of changes in net assets

	For the year ended December 31, 2010

	Series A	Series M	Series T

From operations:
Net investment income	$217,898	$7,748,274	$4,713,501

Net realized gain (loss) from:
Investment transactions	(135,203)	2,570,949	(32,952,914)

Futures contracts	(3,183,913)	—	(176,724)

Options written	10,142	—	45,956

Swap agreements	71,065	—	—

Forward foreign currency transactions	403,688	—	83,038

Foreign currency transactions	(103,382)	—	(184,615)

Net change in unrealized appreciation/depreciation of:
Investments	3,132,646	(6,298,235)	39,486,112

Futures contracts	74,250	—	—

Options written	(240,917)	—	—

Swap agreements	100,339	—	—

Foreign forward currency contracts	(438,694)	—	—

Translation of other assets and liabilities denominated in foreign currency	(6,180)	—	—

Net increase (decrease) in net assets from operations	(98,261)	4,020,988	11,014,354

Dividends and distributions to shareholders from:
Net investment income	(712,678)	(7,751,364)	(8,781,486)

Return of capital	—	—	(300,917)

Total dividends and distributions to shareholders	(712,678)	(7,751,364)	(9,082,403)

See accompanying notes to financial statements

72

SMA Relationship Trust

Statement of changes in net assets (continued)

	For the year ended December 31, 2010

	Series A	Series M	Series T

From beneficial interest transactions:
Proceeds from shares sold	$11,975,715	$70,952,184	$35,731,980

Cost of shares redeemed	(8,278,578)	(70,970,428)	(46,231,682)

Net increase (decrease) in net assets resulting from beneficial interest transactions	3,697,137	(18,244)	(10,499,702)

Increase (decrease) in net assets	2,886,198	(3,748,620)	(8,567,751)

Net assets, beginning of the year	29,960,368	218,477,085	122,128,462

Net assets, end of the year	$32,846,566	$214,728,465	$113,560,711

Accumulated undistributed (distributions in excess of) net investment income	$(363,544)	$—	$—

See accompanying notes to financial statements

73

SMA Relationship Trust

Statement of changes in net assets (concluded)

	For the year ended December 31, 2009

	Series A	Series M	Series T

From operations:
Net investment income	$246,609	$9,512,621	$3,402,196

Net realized gain (loss) from: Investment transactions	(5,713,229)	(6,868,665)	(143,134,100)

Futures contracts	(2,963,675)	58,479	—

Swap agreements	(2,035,780)	—	—

Foreign currency transactions	(540,608)	—	—

Net change in unrealized appreciation/depreciation from:
Investments	12,625,106	22,156,530	121,054,992

Futures contracts	418,573	465,786	—

Swap agreements	2,502,134	—	—

Foreign forward currency contracts	536,180	—	—

Translation of other assets and liabilities denominated in foreign currency	(100,019)	—	—

Net increase (decrease) in net assets	4,975,291	25,324,751	(18,676,912)

Dividends and distributions to shareholders from:
Net investment income	(850,490)	(9,512,378)	(14,504,140)

From beneficial interest transactions:
Proceeds from shares sold	14,629,298	49,613,163	100,823,689

Reinvestment of dividends and distributions	840,653	—	—

Cost of shares redeemed	(13,257,687)	(115,121,954)	(80,635,651)

Net increase (decrease) in net assets resulting from beneficial interest transactions	2,212,264	(65,508,791)	20,188,038

Increase (decrease) in net assets	6,337,065	(49,696,418)	(12,993,014)

Net assets, beginning of the year	23,623,303	268,173,503	135,121,476

Net assets, end of the year	$29,960,368	$218,477,085	$122,128,462

Accumulated undistributed (distributions in excess of) net investment income	$(81,260)	$243	$—

See accompanying notes to financial statements

74

SMA Relationship Trust—Series A

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the years ended December 31,		For the
			period ended
	2010	2009	December 31, 2008[3]

Net asset value, beginning of period	$6.85	$5.65	$10.00

Income (loss) from investment operations: Net investment income[1]	0.05	0.06	0.12

Net realized and unrealized gain (loss) from investment activities	(0.06)	1.34	(2.44)

Total income (loss) from investment operations	(0.01)	1.40	(2.32)

Dividends and distributions:
From net investment income	(0.15)	(0.20)	(0.88)

From net realized gains	—	—	(1.15)

Total dividends and distributions	(0.15)	(0.20)	(2.03)

Net asset value, end of period	$6.69	$6.85	$5.65

Total investment return[2]	(0.37)%	23.28%	(21.27)%

Ratios/supplemental data:
Net assets, end of period (000’s)	$32,847	$29,960	$23,623

Ratio of net investment income to average net assets	0.69%	1.02%	1.72 [4]

Portfolio turnover	50%	37%	24%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
[3]	For the period April 2, 2008 (commencement of operations) to December 31, 2008.
[4]	Annualized.

See accompanying notes to financial statements

75

SMA Relationship Trust—Series M

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the years ended December 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$10.08	$9.45	$10.27	$10.33	$10.20

Income (loss) from investment operations: Net investment income[1]	0.37	0.40	0.45	0.43	0.42

Net realized and unrealized gain (loss) from investment activities	(0.21)	0.63	(0.80)	(0.04)	0.13

Total income (loss) from investment operations	0.16	1.03	(0.35)	0.39	0.55

Dividends and distributions:
From net investment income	(0.38)	(0.40)	(0.46)	(0.43)	(0.42)

From net realized gains	—	—	(0.01)	(0.02)	(0.00)

Total dividends and distributions	(0.38)	(0.40)	(0.47)	(0.45)	(0.42)

Net asset value, end of year	$9.86	$10.08	$9.45	$10.27	$10.33

Total investment return[2]	1.52%	11.08%	(3.52)%	3.79%	5.51%

Ratios/supplemental data:
Net assets, end of year (000’s)	$214,728	$218,477	$268,174	$752,607	$421,179

Ratio of net investment income to average net assets	3.69%	4.06%	4.44%	4.18%	4.13%

Portfolio turnover	116%	61%	60%	119%	156%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends/distributions or the redemption of Fund shares.
[3]	Amount represents less than $0.005 per share.

See accompanying notes to financial statements

76

SMA Relationship Trust—Series T

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	For the years ended December 31,

	2010	2009	2008	2007	2006

Net asset value, beginning of year	$4.28	$5.02	$9.10	$9.78	$9.75

Income (loss) from investment operations: Net investment income[1]	0.19	0.12	0.00 [3]	0.01	0.00 [3]

Net realized and unrealized gain (loss) from investment activities	0.24	(0.33)	(3.40)	(0.10)	0.54

Total income (loss) from investment operations	0.43	(0.21)	(3.40)	(0.09)	0.54

Dividends and distributions:
From net investment income	(0.36)	(0.53)	(0.68)	(0.59)	(0.51)

Return of capital	(0.01)	—	—	—	—

Total dividends, distributions and return of capital	(0.37)	(0.53)	(0.68)	(0.59)	(0.51)

Net asset value, end of year	$4.34	$4.28	$5.02	$9.10	$9.78

Total investment return[2]	10.08%	(3.43)%	(39.00)%	(1.06)%	5.68%

Ratios/supplemental data:
Net assets, end of year (000’s)	$113,561	$122,128	$135,121	$695,737	$513,770

Ratio of net investment income to average net assets	4.32%	2.78%	0.02%	0.08%	0.04%

Portfolio turnover	276%	102%[4]	9%	21%	19%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
[3]	Amount represents less than $0.005 per share.
[4]	The increase in portfolio turnover for the year ended December 31, 2009 is due to the increase in investment securities held directly by the Fund. In prior years, the majority of the Fund’s investments were comprised of investments in other investment companies.

See accompanying notes to financial statements

77

SMA Relationship Trust

 Notes to financial statements

1. Organization and significant accounting policies
SMA Relationship Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Trust has three separate investment portfolios available for investment, each having its own investment objectives and policies: Series A, Series M and Series T (each a “Fund”, and collectively, the “Funds”). Each series covered by this report is non diversified except for SMA Relationship Trust—Series T, which is diversified. The investment objective of Series A is to maximize total return consisting of capital appreciation and current income. Series A pursues its investment objective by investing in securities and financial instruments to gain exposure to the global equity, global fixed income and cash equivalents markets, including global currencies. The investment objective of Series M is to seek total return, consisting of capital appreciation and current income exempt from federal income tax. Series M pursues its investment objective by investing primarily in municipal bonds. The investment objective of Series T is to maximize total return, consisting of income and capital appreciation by investing in securities, financial instruments and affiliated investment companies to gain exposure to certain sectors of the fixed income market.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust accounts separately for the assets, liabilities and operations of each series.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

78

SMA Relationship Trust

Notes to financial statements

The following is a summary of significant accounting policies:

A. Valuation of investments—Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities or instruments. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (”NYSE”).

79

SMA Relationship Trust

Notes to financial statements

Certain securities or instruments in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s securities or instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities or instruments as of 4:00 p.m. Eastern Time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities or instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security or instrument is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 at reporting periods.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of assets and liabilities. In the event that market quotations are not readily available or

80

SMA Relationship Trust

Notes to financial statements

deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact the adoption of the remaining portion of ASU No. 2010-06 may have on the Funds’ financial statement disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in

81

SMA Relationship Trust

Notes to financial statements

derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of the Funds is consistent with the derivative activity during the year ended December 31, 2010. SMA Relationship Trust—Series A is a seller of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements); however, the Funds are not aware of any additional credit-risk contingent features on other derivative contracts held by the Funds.

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended December 31, 2010 is as follows:

SMA Relationship Trust—Series A

Asset derivatives

				Foreign
	Interest	Equity	Credit	exchange
	rate risk	risk	risk	risk	Total

Forward contracts[1]	$—	$—	$—	$405,481	$405,481

Futures contracts[2]	—	86,961	—	—	86,961

Options purchased[1]	12,708	124,540	—	941	138,189

Swap agreements[1]	54,290	—	236,127	—	290,417

Total value	$66,998	$211,501	$236,127	$406,422	$921,048

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts, Investments in securities of unaffiliated issuers, at value and Outstanding swap agreements, at value.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

82

SMA Relationship Trust

Notes to financial statements

SMA Relationship Trust—Series A

Liability derivatives

			Foreign
	Interest	Equity	exchange
	rate risk	risk	risk	Total

Forward contracts[1]	$—	$—	$(667,075)	$(667,075)

Futures contracts[2]	(5,568)	(258,734)	—	(264,302)

Options written[1]	(385,028)	—	(17,792)	(402,820)

Swap agreements[1]	(15,872)	—	—	(15,872)

Total value	$(406,468)	$(258,734)	$(684,867)	$(1,350,069)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, Options written, at value and Outstanding swap agreements, at value.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities.

Activities in derivative instruments during the period ended December 31, 2010, were as follows:

SMA Relationship Trust—Series A

				Foreign
	Interest	Equity	Credit	exchange
	rate risk	risk	risk	risk	Total

Net realized gain (loss)[1]

Forward contracts	$—	$—	$—	$403,688	$403,688

Futures contracts	(176,349)	(3,007,564)	—	—	(3,183,913)

Options purchased[2]	—	(43,129)	—	—	(43,129)

Options written	10,142	—	—	—	10,142

Swap agreements	(169,759)	—	240,824	—	71,065

Total net realized gain (loss)	$(335,966)	$(3,050,693)	$240,824	$403,688	$(2,742,147)

83

SMA Relationship Trust

Notes to financial statements

SMA Relationship Trust—Series A

				Foreign
	Interest	Equity	Credit	exchange
	rate risk	risk	risk	risk	Total

Net change in unrealized appreciation/depreciation[3]
Forward contracts	$—	$—	$—	$(438,694)	$(438,694)

Futures contracts	83,152	(8,902)	—	—	74,250

Options purchased[2]	(60,978)	59,371	—	(15,638)	(17,245)

Options written	(239,703)	—	—	(1,214)	(240,917)

Swap agreements	38,418	—	61,921	—	100,339

Total net change in unrealized appreciation/depreciation	$(179,111)	$50,469	$61,921	$(455,546)	$(522,267)

[1]	Statement of operations location: Net realized gain (loss) from futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation from investments.
[3]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written, swap agreements and forward foreign currency contracts.

Activities in derivative instruments during the period ended December 31, 2010, were as follows:

SMA Relationship Trust—Series T

	Interest	Foreign
	rate risk	exchange risk	Total

Net realized gain (loss)[1]

Forward contracts	$—	$83,038	$83,038

Futures contracts	(176,724)	—	(176,724)

Options purchased[2]	(85,301)	—	(85,301)

Options written	45,956	—	45,956

Total net realized gain (loss)	$(216,069)	$83,038	$(133,031)

[1]	Statement of operations location: Net realized gain (loss) from futures contracts, options written and forward foreign currency contracts.
[2]	Realized and unrealized gain (loss) is included in net realized gain (loss) from investments.

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SMA Relationship Trust

Notes to financial statements

B. Restricted securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Portfolio of investments.

C. Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation—The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

85

SMA Relationship Trust

Notes to financial statements

E. Forward foreign currency contracts—A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contract. Series A and Series T may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts in an attempt to enhance overall total return or to gain exposure to certain markets. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

Series A and Series T will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, it’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the utilization of such forward contracts. If the assets placed in the account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts—Each Fund may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, to manage the average duration of the Fund, or either as a hedge or to enhance the Funds’ overall total return, income or gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid

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Notes to financial statements

market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis—Series A and Series T may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

H. Swap agreements—Each Fund may engage in swap agreements, including but not limited to interest rate, credit default and total return swap agreements. The Funds expect to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Each Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of

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SMA Relationship Trust

Notes to financial statements

swap agreement is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return or payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices,

88

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Notes to financial statements

each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on corporate, credit indices or sovereign issues—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Funds would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of

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Notes to financial statements

swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Option writing—Certain Funds may write (sell) put and call options on foreign or US securities, indices, foreign currencies and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

J. Purchased options—Certain Funds may purchase put and call options on foreign or US securities and indices and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option.

90

SMA Relationship Trust

Notes to financial statements

Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

K. Dividends and distributions—It is each Fund’s policy to distribute their respective net investment income, if any, monthly, except for Series A, which will distribute its respective net investment income, if any, annually. The Funds will distribute their respective net capital gains, if any, typically in December. The Funds may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Dividends and distributions to shareholders are recorded on the ex-distribution date. The amounts of dividends from net investment income and distributions from net realized capital gains and/or return of capital are determined in accordance with US federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent they are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

L. Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general

91

SMA Relationship Trust

Notes to financial statements

and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

2. Investment advisory and administration fees and other transactions with affiliates
The Funds’ Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM under which UBS Global AM serves as investment advisor and administrator of the Funds. Pursuant to the Advisory Contract, the Funds will not pay a fee to UBS Global AM for investment advisory services provided by UBS Global AM.

UBS Global AM (not the Funds) pays all ordinary operating expenses, excluding extraordinary expenses, incurred by the Funds.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Investments in affiliated investment companies for the year ended December 31, 2010, have been included near the end of each Fund’s Portfolio of investments.

3. Purchases and sales of securities
For the year ended December 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

		Sales
Fund	Purchases	proceeds

Series A	$14,745,690	$13,613,761

Series M	240,766,838	241,837,474

Series T	229,854,284	250,313,716

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SMA Relationship Trust

Notes to financial statements

For the year ended December 31, 2010, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

		Sales
Fund	Purchases	proceeds

Series T	$64,916,008	$60,631,182

4. Federal income taxes
It is each Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended December 31, 2010 were as follows:

	2010

	Distributions paid		Total
	from ordinary	Return of	distributions
Fund	income	capital	paid

Series A	$712,678	$—	$712,678

Series M	7,751,364[1]	—	7,751,364

Series T	8,781,486	300,917	9,082,403

[1]	$7,710,679 considered tax exempt.

The tax character of distributions paid during the fiscal year ended December 31, 2009 were as follows:

	2009

	Distributions paid	Total
	from ordinary	distributions
Fund	income	paid

Series A	$850,490	$850,490

Series M	9,512,378 [1]	9,512,378

Series T	14,504,140	14,504,140

[1] $9,494,662 considered tax exempt.

93

SMA Relationship Trust

Notes to financial statements

At December 31, 2010, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Series A	Series M	Series T

Undistributed ordinary income	$—	$—	$—

Accumulated capital and other losses	(13,746,136)	(24,519,118)	(253,635,211)

Net unrealized appreciation/(depreciation)	2,063,657	(1,792,899)	(6,830,163)

Total accumulated deficit	$(11,682,479)	$(26,312,017)	$(260,465,374)

Due to inherent differences in the recognition of income, expenses and realized gain/losses under US GAAP and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year have been identified and appropriately reclassified. Reclassifications for the year ended December 31, 2010, were as follows:

	Accumulated
	undistributed	Accumulated
	net investment	net realized	Beneficial
Fund	income	loss	interest

Series A	$212,496	$2,081,007	$(2,293,503)

Series M	2,847	—	(2,847)

Series T	4,067,985	16,623,758	(20,691,743)

At December 31, 2010, the following Funds had net capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	Expiration dates—December 31,

Fund	2014	2015	2016	2017	2018

Series A	$—	$—	$—	$10,658,528	$2,929,233

Series M	—	—	13,375,210	10,396,958	—

Series T	1,783,640	—	109,991,161	115,570,788	21,332,904

During the current fiscal year, Series M utilized $2,464,327 of capital loss carryforwards to offset net realized gains.

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended December 31, 2010, Series A incurred, and elected to defer, $158,375 of net realized foreign currency losses; Series M

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SMA Relationship Trust

Notes to financial statements

incurred, and elected to defer, $746,950 of net realized capital losses and Series T incurred, and elected to defer, $4,956,718 of net realized capital losses.

As of and during the year ended December 31, 2010, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended December 31, 2010, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended December 31, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

5. Shares of beneficial interest
For the years ended December 31, 2010 and December 31, 2009, transactions in shares of beneficial interest for each of the Funds were as follows:

	Year ended December 31, 2010

				Net increase
		Issued on		(decrease) in
		reinvestment of	Shares	shares
Fund	Shares sold	distributions	repurchased	outstanding

Series A	1,771,651	—	(1,233,434)	538,217

Series M	7,090,142	—	(6,989,495)	100,647

Series T	8,193,921	—	(10,522,710)	(2,328,789)

	Year ended December 31, 2009

				Net increase
		Issued on		(decrease) in
		reinvestment of	Shares	shares
Fund	Shares sold	distributions	repurchased	outstanding

Series A	2,374,173	123,082	(2,304,725)	192,530

Series M	5,010,560	—	(11,694,607)	(6,684,047)

Series T	19,994,428	—	(18,391,855)	1,602,573

95

SMA Relationship Trust

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Trustees and Shareholders SMA Relationship Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of SMA Relationship Trust (comprising, respectively, SMA Relationship Trust—Series A, SMA Relationship Trust—Series M and SMA Relationship Trust—Series T) (collectively, the “Funds”) as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting SMA Relationship Trust at December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2011

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SMA Relationship Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Funds will file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies and procedures record
You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on UBS’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

97

SMA Relationship Trust

Supplemental information (unaudited)

Trustee & Officer information
The Trust is a Delaware statutory trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees

Term of
	Position(s)	office[1] and
	held with	length of	Principal occupation(s)
Name, address, and age	the Trust	time served	during past 5 years

Adela Cepeda; 52 A.C. Advisory, Inc. 150 North Wacker Drive Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995).

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SMA Relationship Trust

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Ms. Cepeda is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Ms. Cepeda is a director of the MGI Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago. Ms. Cepeda was a director of Lincoln National Income Fund, Inc. (from 1992 to 2006) and a director of Wyndham International Inc. (from 2004 to 2006).

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Supplemental information (unaudited)

Non-interested Trustees (continued)

Term of
	Position(s)	office[1] and
	held with	length of	Principal occupation(s)
Name, address, and age	the Trust	time served	during past 5 years

John J. Murphy; 66 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).

Frank K. Reilly; 75 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 2002	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).

Edward M. Roob; 76 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 2002	Mr. Roob is retired (since 1993).

Abbie J. Smith; 57 Booth School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is a Boris and Irene Stern Professor of Accounting, Graduate School of Business, in the University of Chicago Booth School of Business (since 1980). In addition Ms. Smith is also a co-founding partner of Fundamental Investment Advisors, a hedge fund (co-founded in 2004 commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (2001 to 2002).

100

SMA Relationship Trust

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Murphy is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and atrustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

Mr. Reilly is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

Mr. Roob is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

Ms. Smith is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager	Ms. Smith is a director of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) (since 2000) and a director and chair of the audit committee of Ryder System Inc. (transportation, logistics, and supply-chain management) (since 2003). In addition Ms. Smith is a director/trustee (since 2000) and a member of the audit committee (since 2000) and portfolio performance committee (since 2002) of the Dimensional Funds Complex (89 portfolios).

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SMA Relationship Trust

Supplemental information (unaudited)

Non-interested Trustees (concluded)

Term of
	Position(s)	office[1] and
	held with	length of	Principal occupation(s)
Name, address, and age	the Trust	time served	during past 5 years

J. Mikesell Thomas; 59 1353 Astor Place Chicago, Illinois 60601	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (Since July 2008), President and CEO of First Chicago Bancorp. (Since November 2008) and CEO of First Chicago Bank and Trust (Since November 2008). He is the former President and CEO of Federal Home Loan Bank of Chicago (2004 to 2008). Mr. Thomas was an independent financial advisor (2001 to 2004).

Interested Trustee
Shawn Lytle*[2]; 40	Trustee	Since February 2011	Mr. Lytle is a Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since April 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management in 2008, and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.

102

SMA Relationship Trust

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by trustee	Other directorships held by trustee

Mr. Thomas is a director or trustee of four investment companies (consisting of 53 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University HealthSystems. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to July 2010) and First Chicago Bank & Trust (from 2008 to July 2010).

Mr. Lytle is a trustee of three investment companies (consisting of 52 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

103

SMA Relationship Trust

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Joseph Allessie*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp.(from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

104

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Thomas Disbrow*; 44	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from 2005 to 2006. Prior to that he was a senior manager with PFPC Worldwide since 2000. Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

105

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Mark F. Kemper**; 52	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global AM from 2001 to 2004. He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

106

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel from 2003 to 2005 and assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 41	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub–advisor or manager.

107

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Joseph McGill*; 48	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Nancy D. Osborn*; 44	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since 1996. Mrs. Osborn is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

108

SMA Relationship Trust

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sandersis a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 54	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

109

SMA Relationship Trust

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office[1] and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	the Trust	time served	serves as officer

Keith A. Weller*; 49	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

[1]	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.
[2]	Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

110

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Trustees
Frank K. Reilly	John J. Murphy
Chairman
Edward M. Roob
Adela Cepeda
Abbie J. Smith
Shawn Lytle
J. Mikesell Thomas

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
One North Wacker Drive
Chicago, IL 60606-2807

This report is sent to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

© 2011 UBS Global Asset Management (Americas) Inc. All rights reserved.

© 2011 UBS Global Asset Management (Americas) Inc.
UBS Global Asset Management (Americas) Inc. is a
subsidiary of UBS AG.
All rights reserved.
Dec. 2010

www.ubs.com/globalam-us

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $78,800 and $78,800, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $22,500 and $22,500, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2010 and 2009 semiannual financial statements and (2) agreed upon procedures for the Funds’ fiscal years ended 2009 and 2008.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $13,875 and $13,875 respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2010 and December 31, 2009, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:
To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the SMA Relationship Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the SMA Relationship Trust, as well as with the SMA Relationship Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the SMA Relationship Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b) To pre-approve all non-audit services to be provided to the SMA Relationship Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(c) To pre-approve all non-audit services to be provided by the SMA Relationship Trust’s independent auditors to the SMA Relationship Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the SMA Relationship Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the SMA Relationship Trust when, without such pre-approval by the Committee, the auditors would not be independent of the SMA Relationship Trust under applicable federal securities laws, rules or auditing standards.

(d) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e) To consider whether the non-audit services provided by the SMA Relationship Trust’s independent auditor to the SMA Relationship Trust’s investment advisor or any advisor affiliate that provides on-going services to the SMA Relationship Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2010 and December 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2010 and December 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2010 and December 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2010 and December 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2010 and December 31, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2010 and December 31, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)

For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed by E&Y of $1,068,029 and $1,736,544, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2010	2009
Covered Services	$36,375	$36,375
Non-Covered Services	$1,031,654	$1,700,169

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee care of Mark Kemper, the Secretary of the Trust, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMA Relationship Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 11, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	March 11, 2011